United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7141

(Investment Company Act File Number)

Federated World Investment Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/17

Date of Reporting Period: 11/30/17

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2017
Share Class | Ticker	A | IHIAX	B | IHIBX	C | IHICX	Institutional | EMDIX

Federated Emerging Market Debt Fund
Fund Established 1996

A Portfolio of Federated World Investment Series, Inc.
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2016 through November 30, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Emerging Market Debt Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2017, was 12.22% for the Class A Shares, 11.43% for the Class B Shares, 11.32% for Class C Shares and 12.62% for the Institutional Shares. The total return of the Fund's Blended Index1 was 11.73%. The Blended Index is equally weighted among the following indexes: J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG),2 J.P. Morgan Corporate Emerging Markets Bond Index and J.P. Morgan Government Bond Index-Emerging Markets-Unhedged. The total return for the JPM-EMBIG, the Fund's broad-based securities market index, was 10.20% during the same period. The total return of the Morningstar Emerging Markets Bond Funds Average (MEMBFA),3 a peer group average for the Fund, was 11.04% during the same period. The Fund's and the MEMBFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of any index.
The Fund's investment strategy seeks to provide returns that are correlated with its Blended Index.
The most influential components affecting the Fund's performance relative to the Blended Index were: (1) asset allocation (i.e., USD Sovereigns, USD Corporates, Local Markets Debt); (2) duration management;4 which is a measurement of the Fund's sensitivity to changing interest rates;5 and (3) currency exposure (an allocation to non-dollar currencies).6
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, a combination of multiple stories impacted financial markets. The most prominent effects on the market, however, included: the surprise election of Donald Trump as President of the U.S., and the resultant impact this had on the U.S. as an expected driver of global growth; the expected change in U.S. global trade policy with particular emphasis on changes to the North American Free Trade Agreement (NAFTA); and the general broad market ebullience which stemmed from expected pro-growth policies of the new administration, including tax reform and infrastructure spending within the U.S.
Annual Shareholder Report

Away from the primary narratives, renewed confidence in the political structures and abilities of central governments in Latin America to attract investment and to begin the imposition of fiscal discipline were prevalent themes. In particular, Brazil and Argentina saw a resurgence of investment on both the hopes and indications of central banks successfully targeting inflation, as well as the executive branches of government taking steps towards fiscal discipline (i.e. Brazil) and the encouragement of infrastructure investment (i.e. Argentina). All of the positive idiosyncratic steps taken by countries in the emerging markets occurred against a backdrop of stable-to-improving commodity prices, which in no small part resulted from the Chinese economy continuing its growth at healthy levels while not experiencing a so called “hard landing.” Furthermore, the expectations of aggressive rate hikes in the U.S. were not met by the Federal Reserve. Therefore, the continuous oscillation of the Federal Reserve's minutes from hawkish to dovish left enough doubt in investors' minds to avoid pricing an aggressive rate hiking policy into the risk asset narrative. As a result, moderate expectations of Federal Reserve rate hikes positively affected asset prices in the emerging markets.
In Latin America, the Trump victory led to an initial panic by investors regarding Mexican assets. The initial panic and fears of drastic trade policy changes, however, yielded to expectations that NAFTA would change in a reasonable manner and that the pro-growth fiscal policies, touted by Trump, would be a promising source of commodity-driven global growth. Mexican assets became well-supported throughout the reporting period. Similarly, Central America followed suit, as expectations of changes to the Central American Free Trade Agreement (CAFTA) tended to mirror those regarding changes to NAFTA. As the fears of drastic changes subsided, the asset prices in Central America were robust.
In regards to Brazil, asset prices improved throughout the period as tamer inflation, signs of developing economic recovery (particularly at the consumer level) and a favorable political environment shaped the narrative. While the story in Brazil did not involve an abrupt end to the Presidency of Michel Temer, his tenure in office was not without its challenges. Following Brazilian assets' strong start to the reporting period, Brazilian asset prices suffered in the spring as fears mounted that Temer would face trial or impeachment. Investors quickly regained confidence in the country, however, once it became clear that Temer would continue his term while avoiding formal charges or impeachment.
In Argentina, the government was credited for its continued focus on a healthy investment framework and a commitment to investment in areas such as infrastructure and power. In the long-term, Fund management believes these investments could position the country to unlock its vast economic potential. These fiscal successes were accomplished in tandem with a central bank which has begun to take steps towards a more credible monetary policy. These measures over time are expected to lead to more tame inflationary expectations.
Annual Shareholder Report

Other countries in South America, such as Peru and Chile, also witnessed successes by their respective central banks. The Andean countries further benefited from the rebound in core commodity prices.
Throughout the reporting period, most Latin American countries experienced both economic and social improvements that positively impacted asset prices. The one notable exception, however, was Venezuela. Venezuela witnessed a continued depletion of its international reserves and financial resources, continued decay in socio-economic indicators and further acceleration of social and political unrest. During the reporting period, Venezuelan President Maduro continued his consolidation of power. Maduro's moves and actions were detrimentally received by potential sources of funding in international markets. During the reporting period, the country continued to struggle to meet payment obligations, and default appeared imminent.
During 2017, worries over the health of the Chinese economy abated as the authorities ensured that economic growth hit the “around 6.5%” 2017 full-year target. The early part of the reporting period saw the economy perform on the back of a continuation of fiscal and monetary stimulus. Measures to ease the housing market primarily attributed to an increase in investment spending, as well as a significant expansion in domestic credit. As a result, the Chinese economy achieved a growth rate of 6.9% during the whole reporting period. The second half of the reporting period was dominated by the 19th Communist Party Congress, in which Xi Jinping and his brand of Chinese nationalism have emerged as an even stronger force. In spite of the solid growth achieved this year coupled with next year's forecast, there are still other factors that we believe may negatively impact growth: a potential for asset bubbles, anti-China trade measures by the current U.S. administration and geopolitical incidents involving China in the region. Another area of Asia that cannot be overlooked in terms of global risk was the continued threat of North Korea and its nuclear program. Initial negative responses from markets following a series of missile tests and threatening rhetoric ultimately eased. The fact that North Korea's economy relies nearly exclusively on China, coupled with the isolated nation's dependence on Chinese foreign aid, provided reason to believe that the situation would not escalate further.
Turning to the Eastern Europe, the Middle East and Africa (EEMEA) region, Russian assets have completely normalized to pre-Ukraine invasion levels. Helped in large part by the increase in oil prices following the OPEC production cuts, the Russian economy has recovered slowly from its 2015 recession. Elsewhere in the region, Turkey's economy has outperformed all expectations on the back of a credit guarantee scheme which has encouraged Turkish banks to lend. Even though Turkey is on track to achieve a 5% GDP growth rate and the political jitters regarding the constitutional referendum are now in the past, Turkish assets have had a mixed year highlighting their position as a high beta, sentiment driven investment. Additionally, South Africa underperformed over the reporting period, weighed down by low growth and
Annual Shareholder Report

political instability. Finally, the Middle East, too, has witnessed its share of political uncertainty during the reporting period with the Qatar crisis, Saudi palace coup and the recent Lebanese Premier's surprise resignation. All these events have overshadowed the region's position as a safe haven.
asset allocation
The Fund maintained an overweight allocation to U.S. dollar corporate and sovereign bonds, neutral quasi-Sovereign allocation and an underweight allocation to non- dollar local Sovereign debt. With the exception of the underweight local sovereign allocation, all other allocation decisions contributed positively relative to the Blended Index and on an absolute basis. Specific allocations to assets in Brazil, Mexico, Russia, Poland and Argentina made the largest contributions to the Fund's returns during the reporting period.
duration
During the reporting period, Fund management actively managed the overall duration exposure of the Fund utilizing various U.S. Treasury interest rate futures and Non-US dollar interest rate swaps.7 The Fund's interest rate exposure shifted between significantly underweight and neutral relative to the Blended Index. The strategy positively affected Fund performance relative to the Blended Index.
currency
The Fund's Blended Index has a 33% exposure to non-dollar currencies. During the reporting period, Fund management maintained an allocation between 20% and 35% to local currencies, but generally less than that of the Blended Index for the majority of the reporting period. Allocations (both under- and over-weight relative to the Blended Index) to the Egyptian pound, Mexican peso, Russian ruble and Turkish lira had the largest effects on Fund performance.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the JPM-EMBIG.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MEMBFA.
4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
7	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Emerging Market Debt Fund from November 30, 2007 to November 30, 2017, compared to a blend of indexes comprised of an equal weighting of the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG), J.P. Morgan Corporate Emerging Market Bond Index and J.P. Morgan Government Bond Index-Emerging Markets-Unhedged (the “Blended Index”)2 and the Morningstar Emerging Markets Bond Funds Average (MEMBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2017
■	Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
■	Total returns shown for the Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2017
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	7.13%	0.16%	5.09%
Class B Shares	5.93%	0.01%	4.93%
Class C Shares	10.32%	0.34%	4.78%
Institutional Shares[4]	12.62%	1.36%	5.63%
JPM-EMBIG	10.20%	3.81%	7.05%
MEMBFA[3]	11.04%	2.95%	6.29%
Blended Index	11.73%	3.43%	6.86%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); For Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than or equal to one year from the purchase date; For Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than or equal to one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPM-EMBIG tracks total returns for traded external debt instruments in the emerging markets. The J.P. Morgan Corporate Emerging Market Bond Index is a global, corporate emerging markets benchmark that tracks U.S.-denominated corporate bonds issued by emerging markets entities. The J.P. Morgan Government Bond Index-Emerging Markets-Unhedged tracks local currency government bonds issued by emerging markets. The indexes are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's Institutional Shares commenced operations on March 30, 2012. For the period prior to commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance for Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares are estimated to have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2017, the Fund's issuer country exposure composition was as follows:
Country	Exposure as a Percentage of Total Net Assets[1]
Brazil	16.4%
China	8.4%
Turkey	8.5%
Mexico	8.2%
Argentina	5.3%
Russia	4.9%
Indonesia	3.2%
United Arab Emirates	3.1%
Peru	3.0%
Egypt	2.6%
South Africa	2.7%
Kazakhstan	2.3%
India	1.8%
Nigeria	1.8%
Ukraine	1.6%
Colombia	1.5%
Singapore	1.5%
Chile	1.2%
Poland	1.1%
Uruguay	1.1%
Bahrain	1.0%
Lebanon	1.0%
Ghana	1.0%
United States	1.0%
Other[2]	13.1%
Cash Equivalents[3]	2.7%
Derivative Contracts[4]	0.1%
Other Security Type[5]	0.0%[6]
Other Assets and Liabilities—Net[7]	(0.1)%
TOTAL	100.0%
Annual Shareholder Report

1	This table depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities, along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company (the “Issuer”) has registered the security. However, the Fund's Adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer's head office, the jurisdiction of the Issuer's incorporation, the location of the principal trading market for the Issuer's securities or the country from which a majority of the Issuer's revenue is derived.
2	For purposes of this table, issuer country exposure which constitutes less than 1.00% of the Fund's total net assets have been aggregated under the designation of “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Other Security Type consists of a purchased put option.
6	Represents less than 0.1%.
7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2017
Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—53.7%
		Aerospace & Defense—0.3%
$150,000		Embraer Netherlands Finance BV, Sr. Unsecd. Note, 5.40%, 2/1/2027	$158,813
		Airport—0.4%
200,000		Mexico City Airport Trust, Sec. Fac. Bond, 144A, 5.50%, 10/31/2046	201,250
		Automotive—0.3%
200,000		Hyundai Capital America, Sr. Unsecd. Note, 144A, 3.10%, 4/5/2022	199,440
		Banking—13.2%
200,000		Access Bank PLC, Sr. Unsecd. Note, REGS, 10.50%, 10/19/2021	226,050
200,000		ADCB Finance Cayman Ltd., EMTN, 4.50%, 3/6/2023	209,606
200,000		Banco Bilbao Vizcaya Argentaria SA, Jr. Sub. Note, 6.125%, 11/16/2027	205,500
200,000		Banco Bradesco SA, Sub., 144A, 6.75%, 9/29/2019	213,000
ARS 4,600,000	[1]	Banco Hipotecario SA, Sr. Unsecd. Note, REGS, 23.708%, (30-35 Day Argentina Dep Rates BADLAR Priv Bks ARS + 2.50%), 1/12/2020	268,341
1,800,000	[1]	Banco Hipotecario SA, Unsecd. Note, 144A, 25.938%, (30-35 Day Argentina Dep Rates BADLAR Priv Bks ARS +4.00%), 11/7/2022	106,097
5,000,000		Banco Macro SA, Sr. Unsecd. Note, 144A, 17.50%, 5/8/2022	273,765
$215,000		Bank of China Ltd., Sub. Note, REGS, 5.00%, 11/13/2024	230,055
200,000		BBVA Bancomer SA Mexico, Jr. Sub. Note, 144A, 5.35%, 11/12/2029	200,750
100,000		BBVA Bancomer SA Texas, Jr. Sub. Note, 144A, 7.25%, 4/22/2020	109,125
150,000		BBVA Bancomer SA Texas, Sub. Note, REGS, 6.50%, 3/10/2021	164,550
150,000		Caixa Economica Federal, REGS, 4.25%, 5/13/2019	152,865
200,000		CBQ Finance Ltd., Sub., REGS, 7.50%, 11/18/2019	213,942
200,000		China Construction Bank Corp., Sub., EMTN, 4.25%, 8/20/2024	203,475
25,000		Compania General de Combustibles SA, Sr. Unsecd. Note, REGS, 9.50%, 11/7/2021	26,600
200,000		Credit Bank of Moscow Via CBOM Finance PLC, Sub. Note, 144A, 7.50%, 10/5/2027	185,994
200,000		DBS Group Holdings Ltd., Jr. Sub. Note, GMTN, 3.60%, 12/29/2049	199,818
200,000		Dib Tier 1 Sukuk 2 Ltd., Jr. Sub. Note, 6.75%, 7/20/2166	207,020
200,000		Finansbank AS, Sr. Unsecd. Note, 144A, 4.875%, 5/19/2022	196,217
200,000		Global Bank Corp., Sr. Unsecd. Note, 144A, 4.50%, 10/20/2021	204,150
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Banking—continued
$300,000	Hazine Mustesarligi Varlik Kiralama A.S., Sr. Unsecd. Note, 144A, 5.004%, 4/6/2023	$304,304
200,000	Industrial & Commercial Bank of China, Sr. Unsecd. Note, 3.538%, 11/8/2027	200,638
200,000	Industrial and Commercial Bank of China Ltd., REGS, 4.875%, 9/21/2025	212,837
200,000	Itau Unibanco Holding SA, Sub., REGS, 6.20%, 12/21/2021	216,500
200,000	MTN Mauritius Investment Ltd., Sr. Unsecd. Note, 144A, 5.373%, 2/13/2022	206,680
200,000	T.C. Ziraat Bankasi A.S., Sr. Unsecd. Note, 144A, 5.125%, 9/29/2023	193,925
200,000	Tengizchevroil Finance Co. International Ltd., Sec. Fac. Bond, REGS, 4.00%, 8/15/2026	198,874
200,000	Turkiye Garanti Bankasi AS, Sr. Unsecd. Note, 144A, 5.875%, 3/16/2023	205,254
200,000	Turkiye Garanti Bankasi AS, Sub., 144A, 6.125%, 5/24/2027	198,162
200,000	Turkiye Is Bankasi (Isbank) A.S., REGS, 5.50%, 4/21/2019	203,617
200,000	Turkiye Is Bankasi (Isbank) A.S., Sub., 144A, 7.00%, 6/29/2028	197,600
200,000	Turkiye Vakiflar Bankasi T.A.O., 144A, 5.00%, 10/31/2018	201,967
230,000	Turkiye Vakiflar Bankasi T.A.O., Sr. Unsecd. Note, 144A, 5.50%, 10/27/2021	229,549
200,000	United Bank for Africa PLC, Sr. Unsecd. Note, REGS, 7.75%, 6/8/2022	205,615
200,000	VTB Bank OJSC, REGS, 9.50%, 12/29/2049	227,911
300,000	Wanda Properties International Co., Sr. Unsecd. Note, 7.25%, 1/29/2024	300,525
200,000	Yapi ve Kredi Bankasi A.S., Sr. Unsecd. Note, 144A, 5.85%, 6/21/2024	196,954
200,000	Zenith Bank Ltd., Sr. Unsecd. Note, 144A, 7.375%, 5/30/2022	208,030
	TOTAL	7,705,862
	Beverage & Tobacco—0.2%
100,000	Corp Lindley SA, Sr. Unsecd. Note, REGS, 4.625%, 4/12/2023	103,625
	Building Materials—0.4%
200,000	Cemex, Sab De Cv, REGS, 6.125%, 5/5/2025	212,500
	Cable & Wireless Television—0.4%
200,000	Vtr Finance Bv, REGS, 6.875%, 1/15/2024	212,000
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Chemicals & Plastics—2.0%
$200,000	Groupe Office Cherifien des Phosphates SA, Sr. Unsecd. Note, REGS, 6.875%, 4/25/2044	$227,819
200,000	Mexichem SA de CV, Sr. Unsecd. Note, 144A, 5.50%, 1/15/2048	195,250
200,000	Phosagro OAO via Phosagro Bond Funding DAC, Sr. Unsecd. Note, 144A, 3.95%, 11/3/2021	202,313
500,000	Sinochem Overseas Capital Co. Ltd., Company Guarantee, REGS, 4.50%, 11/12/2020	525,324
	TOTAL	1,150,706
	Conglomerates—0.2%
100,000	Arcos Dorados Holdings, Inc., Sr. Unsecd. Note, 144A, 5.875%, 4/4/2027	106,336
	Consumer Products—0.2%
90,000	Mastellone Hermanos SA, Sr. Unsecd. Note, REGS, 12.625%, 7/3/2021	100,417
	Finance—2.0%
200,000	Corp Financi De Desarrol, Sub. Note, 144A, 5.25%, 7/15/2029	211,500
200,000	Gazprombk (GPB Finance), Sub. Note, 7.875%, 4/29/2049	203,181
200,000	Gazprombk (GPB Finance), Sub. Note, 7.496%, 12/28/2023	207,913
200,000	Latam Finance Ltd., Sr. Unsecd. Note, 144A, 6.875%, 4/11/2024	211,200
200,000	MAF Global Securities, Jr. Sub. Note, 5.50%, 9/7/2065	205,886
150,000	SURA Asset Management SA, Sr. Unsecd. Note, 144A, 4.375%, 4/11/2027	152,400
	TOTAL	1,192,080
	Financial Intermediaries—0.3%
200,000	Huarong Finance II Co. Ltd., Sr. Unsecd. Note, EMTN, 3.25%, 6/3/2021	199,733
	Food Products—1.6%
100,000	BFF International Ltd., Sr. Unsecd. Note, 144A, 7.25%, 1/28/2020	107,875
200,000	Grupo Bimbo SAB de CV, 144A, 4.875%, 6/27/2044	206,296
200,000	JBS Investments GmbH, REGS, 7.75%, 10/28/2020	205,950
200,000	MHP SA, Sr. Unsecd. Note, 144A, 7.75%, 5/10/2024	217,855
200,000	Sigma Alimentos SA, Sr. Unsecd. Note, REGS, 4.125%, 5/2/2026	202,740
	TOTAL	940,716
	Forest Products—0.4%
200,000	Suzano Austria GmbH, Sr. Unsecd. Note, 144A, 7.00%, 3/16/2047	228,000
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Metals & Mining—4.4%
$200,000	Codelco, Inc., Sr. Unsecd. Note, 144A, 6.15%, 10/24/2036	$250,147
100,000	CSN Islands XII Corp., Sr. Unsecd. Note, 144A, 7.00%, 9/29/2049	77,375
200,000	Evraz Group SA, Sr. Unsecd. Note, 144A, 5.375%, 3/20/2023	208,550
200,000	Gerdau Trade, Inc., Sr. Unsecd. Note, 144A, 4.875%, 10/24/2027	201,050
200,000	GTL Trade Finance, Inc., Sr. Unsecd. Note, 144A, 7.25%, 4/16/2044	219,262
200,000	JSW Steel Ltd., Sr. Unsecd. Note, 5.25%, 4/13/2022	205,164
200,000	Metalloinvest Finance DAC, Sr. Unsecd. Note, 144A, 4.85%, 5/2/2024	205,285
200,000	Minmetals Bounteous Finance BVI Ltd., Sr. Unsecd. Note, 4.20%, 7/27/2026	207,093
200,000	Southern Copper Corp., Sr. Unsecd. Note, 5.875%, 4/23/2045	240,596
80,000	Vale Overseas Ltd., Sr. Unsecd. Note, 5.875%, 6/10/2021	87,900
100,000	Vale Overseas Ltd., Sr. Unsecd. Note, 6.25%, 8/10/2026	116,239
100,000	Vale Overseas Ltd., Sr. Unsecd. Note, 8.25%, 1/17/2034	132,750
200,000	Vedanta Resources PLC, Sr. Unsecd. Note, 144A, 6.125%, 8/9/2024	205,151
200,000	VM Holding S.A., Sr. Unsecd. Note, 144A, 5.375%, 5/4/2027	211,500
	TOTAL	2,568,062
	Oil & Gas—9.9%
200,000	Abu Dhabi Crude Oil Pipeline, 144A, 4.60%, 11/2/2047	204,440
300,000	CNOOC Finance 2014 ULC, 4.25%, 4/30/2024	317,968
200,000	Ecopetrol SA, Sr. Unsecd. Note, 5.875%, 5/28/2045	203,500
200,000	KazMunayGas National Co JSC, Sr. Unsecd. Note, 144A, 4.75%, 4/19/2027	209,000
200,000	KazMunayGas National Co JSC, Sr. Unsecd. Note, 144A, 5.75%, 4/19/2047	205,650
200,000	Oil & Gas Holdings, Sr. Unsecd. Note, 144A, 7.50%, 10/25/2027	206,100
250,000	Pertamina Persero PT, Sr. Unsecd. Note, REGS, 5.625%, 5/20/2043	272,488
200,000	Perusahaan Gas Negara PT, Sr. Unsecd. Note, REGS, 5.125%, 5/16/2024	215,666
50,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 6.85%, 6/5/2115	48,062
200,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 7.375%, 1/17/2027	220,800
50,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 8.75%, 5/23/2026	59,812
100,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 144A, 5.299%, 1/27/2025	100,100
66,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 144A, 5.999%, 1/27/2028	66,482
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Oil & Gas—continued
$1,560,000	[2,3]	Petroleos de Venezuela, SA, Unsecd. Note, REGS, 6.00%, 5/16/2024	$362,700
640,000		Petroleos Mexicanos, Sr. Unsecd. Note, 6.75%, 9/21/2047	678,464
200,000		Petroleos Mexicanos, Sr. Unsecd. Note, 6.875%, 8/4/2026	228,340
225,000		Petroleos Mexicanos, Sr. Unsecd. Note, 144A, 6.50%, 3/13/2027	248,400
200,000		Puma International Financing SA, REGS, 6.75%, 2/1/2021	204,678
250,000		Puma International Financing SA, Sr. Unsecd. Note, 144A, 5.125%, 10/6/2024	255,590
250,000		Reliance Industries Ltd., Sr. Unsecd. Note, 144A, 3.667%, 11/30/2027	248,681
200,000		Rosneft Oil Co., 144A, 4.199%, 3/6/2022	202,373
200,000		Sinopec Group Overseas Development 2015 Ltd., Sr. Unsecd. Note, REGS, 3.25%, 4/28/2025	198,840
200,000		Southern Gas Corridor CJSC, Unsecd. Note, 144A, 6.875%, 3/24/2026	226,487
200,000		Turkiye Petrol Rafinerileri AS, Sr. Unsecd. Note, 144A, 4.50%, 10/18/2024	196,829
200,000		Ultrapar International SA, Sr. Unsecd. Note, REGS, 5.25%, 10/6/2026	205,880
200,000		YPF Sociedad Anonima, Sr. Unsecd. Note, 144A, 6.95%, 7/21/2027	214,250
		TOTAL	5,801,580
		Paper Products—0.5%
100,000		Fibria Overseas Finance, Sr. Unsecd. Note, 4.00%, 1/14/2025	99,407
200,000		Fibria Overseas Finance, Sr. Unsecd. Note, 5.50%, 1/17/2027	215,480
		TOTAL	314,887
		Printing & Publishing—0.4%
200,000		Myriad International Holdings BV, Sr. Unsecd. Note, 144A, 4.85%, 7/6/2027	207,440
		Real Estate—2.7%
200,000		Alpha Star Holding Ltd., 4.97%, 4/9/2019	201,747
300,000		China Overseas Finance Cayman V Ltd., Sr. Unsecd. Note, A, 3.95%, 11/15/2022	310,871
200,000		Country Garden Holdings Co., Sr. Unsecd. Note, 7.50%, 3/9/2020	209,092
200,000		Emaar Sukuk Ltd., Sr. Unsecd. Note, EMTN, 3.635%, 9/15/2026	196,057
140,000		Franshion Brilliant Ltd., 5.75%, 3/19/2019	144,900
300,000		Franshion Brilliant Ltd., Sub. Note, 5.75%, 12/29/2049	309,731
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Real Estate—continued
$200,000	Yanlord Land Group Ltd., Sr. Unsecd. Note, 5.875%, 1/23/2022	$205,466
	TOTAL	1,577,864
	Retailers—1.0%
200,000	Golden Eagle Retail Group Ltd., Sr. Unsecd. Note, REGS, 4.625%, 5/21/2023	187,760
100,000	InRetail Consumer, Sr. Unsecd. Note, 144A, 5.25%, 10/10/2021	104,120
300,000	JD.com, Inc., Sr. Unsecd. Note, 3.875%, 4/29/2026	300,607
	TOTAL	592,487
	Sovereign—0.7%
200,000	Kazakhstan Temir Zholy, Sr. Unsecd. Note, 144A, 4.85%, 11/17/2027	203,750
200,000	Kazakhstan Temir Zholy, Sr. Unsecd. Note, REGS, 6.95%, 7/10/2042	227,996
	TOTAL	431,746
	State/Provincial—2.8%
685,000	Buenos Aires, City of, Sr. Unsecd. Note, 144A, 8.95%, 2/19/2021	762,062
200,000	Province of Santa Fe, Sr. Unsecd. Note, 144A, 6.90%, 11/1/2027	214,022
200,000	Provincia De Buenos Aires, REGS, 10.875%, 1/26/2021	228,566
400,000	Provincia De Buenos Aires, Sr. Unsecd. Note, 144A, 7.875%, 6/15/2027	446,560
	TOTAL	1,651,210
	Technology Services—1.2%
200,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.40%, 12/6/2027	199,298
300,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.60%, 11/28/2024	308,791
200,000	Baidu, Inc., Sr. Unsecd. Note, 3.625%, 7/6/2027	198,022
	TOTAL	706,111
	Telecommunications & Cellular—3.8%
MXN 13,400,000	America Movil S.A.B. de C.V., Sr. Secd. Note, 6.00%, 6/9/2019	695,413
$200,000	Comcel Trust, REGS, 6.875%, 2/6/2024	208,618
200,000	Digicel Group Ltd., Sr. Unsecd. Note, REGS, 7.125%, 4/1/2022	181,424
300,000	HTA Group Ltd., Sr. Unsecd. Note, 144A, 9.125%, 3/8/2022	321,675
200,000	IHS Netherlands Holdco BV, Sr. Unsecd. Note, REGS, 9.50%, 10/27/2021	214,394
200,000	Liquid Telecommunications Financing Plc, Sec. Fac. Bond, 144A, 8.50%, 7/13/2022	210,847
200,000	Proven Honour Capital, Sr. Unsecd. Note, 4.125%, 5/19/2025	206,931
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Telecommunications & Cellular—continued
$200,000	Vimpelcom, Sr. Unsecd. Note, 144A, 4.95%, 6/16/2024	$205,600
	TOTAL	2,244,902
	Transportation—1.1%
200,000	Adani Ports and Special, Sr. Unsecd. Note, 144A, 3.95%, 1/19/2022	205,333
200,000	Adani Ports and Special, Sr. Unsecd. Note, REGS, 3.50%, 7/29/2020	202,996
200,000	Lima Metro Line 2 Finance Ltd., 144A, 5.875%, 7/5/2034	220,750
	TOTAL	629,079
	Utilities—3.3%
400,000	Abu Dhabi National Energy Co. PJSC, Sr. Unsecd. Note, REGS, 4.375%, 6/22/2026	411,744
200,000	China Oil & Gas Group Ltd., Sr. Unsecd. Note, 5.00%, 5/7/2020	204,000
200,000	Emirates Semb Corp Water & Power Company PJSC, Sec. Fac. Bond, 144A, 4.45%, 8/1/2035	203,616
300,000	Eskom Holdings Ltd., Sr. Unsecd. Note, REGS, 5.75%, 1/26/2021	297,005
200,000	Indo Energy Finance II, REGS, 6.375%, 1/24/2023	204,348
200,000	Mazoon Assets Co. SAOC, Sr. Unsecd. Note, 144A, 5.20%, 11/8/2027	200,237
200,000	Minejesa Capital BV, Sec. Fac. Bond, 144A, 5.625%, 8/10/2037	210,818
200,000	State Grid Overseas Investment 2016 Ltd., 144A, 3.50%, 5/4/2027	200,452
	TOTAL	1,932,220
	TOTAL CORPORATE BONDS (IDENTIFIED COST $31,072,466)	31,369,066
	FOREIGN GOVERNMENTS/AGENCIES—43.0%
	Sovereign—43.0%
225,000	Argentina, Government of, Sr. Unsecd. Note, 6.875%, 1/26/2027	245,925
200,000	Argentina, Government of, Sr. Unsecd. Note, 8.00%, 10/8/2020	223,800
200,000	Bahrain, Government of, Sr. Unsecd. Note, 7.00%, 10/12/2028	201,034
200,000	Bahrain, Government of, Sr. Unsecd. Note, 144A, 6.75%, 9/20/2029	195,743
50,000	Belize, Government of, 4.938%, 2/20/2034	30,437
BRL 8,750,000	Brazil, Government of, F, 10.00%, 1/1/2021	2,838,331
9,900,000	Brazil, Government of, F, 10.00%, 1/1/2025	3,105,907
$200,000	Brazil, Government of, Sr. Unsecd. Note, 4.625%, 1/13/2028	199,000
200,000	Brazil, Government of, Sr. Unsecd. Note, 6.00%, 4/7/2026	222,300
250,000	Cameroon, Government of, Sr. Unsecd. Note, 144A, 9.50%, 11/19/2025	298,790
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
$200,000		Colombia, Government of, Sr. Unsecd. Note, 3.875%, 4/25/2027	$202,900
300,000		Colombia, Government of, Sr. Unsecd. Note, 4.50%, 1/28/2026	320,700
200,000		Dominican Republic, Government of, Sr. Unsecd. Note, 5.50%, 1/27/2025	212,000
100,000		Dominican Republic, Government of, Sr. Unsecd. Note, 144A, 5.95%, 1/25/2027	108,500
200,000		Dominican Republic, Government of, Sr. Unsecd. Note, 144A, 6.85%, 1/27/2045	224,500
200,000		Ecuador, Government of, 144A, 7.95%, 6/20/2024	208,000
200,000		Egypt, Government of, Sr. Unsecd. Note, 144A, 8.50%, 1/31/2047	228,668
EGP 4,600,000	[4]	Egypt, Government of, Unsecd. Note, 18.10%, 3/13/2018	247,785
8,100,000	[4]	Egypt, Government of, Unsecd. Note, 18.10%, 4/10/2018	430,492
6,400,000	[4]	Egypt, Government of, Unsecd. Note, 18.45%, 5/8/2018	335,688
5,600,000	[4]	Egypt, Government of, Unsecd. Note, 19.00%, 2/6/2018	306,876
$150,000		El Salvador, Government of, 7.625%, 2/1/2041	157,125
50,000		El Salvador, Government of, 144A, 6.375%, 1/18/2027	49,625
400,000		Gabon, Government of, 6.375%, 12/12/2024	399,080
300,000		Ghana, Government of, 7.875%, 8/7/2023	325,050
200,000		Ghana, Government of, Sr. Unsecd. Note, 9.25%, 9/15/2022	226,144
200,000		Indonesia, Government of, Sr. Unsecd. Note, 4.75%, 1/8/2026	216,593
200,000		Indonesia, Government of, Sr. Unsecd. Note, 5.25%, 1/17/2042	222,899
300,000		Indonesia, Government of, Sr. Unsecd. Note, 144A, 4.55%, 3/29/2026	316,809
200,000		Indonesia, Government of, Sr. Unsecd. Note, 144A, 4.75%, 7/18/2047	210,606
141,855		Ivory Coast, Government of, Sr. Unsecd. Note, 5.75%, 12/31/2032	141,500
200,000		Jordan, Government of, Sr. Unsecd. Note, 144A, 7.375%, 10/10/2047	205,996
300,000		Kazakhstan, Government of, 4.875%, 10/14/2044	317,542
400,000		Lebanon, Government of, Sr. Unsecd. Note, 5.45%, 11/28/2019	388,249
200,000		Lebanon, Government of, Sr. Unsecd. Note, 6.25%, 11/4/2024	186,913
200,000		Mexico, Government of, 4.00%, 10/2/2023	210,300
300,000		Mexico, Government of, 4.75%, 3/8/2044	306,450
MXN 12,930,000		Mexico, Government of, 6.50%, 6/10/2021	680,209
$200,000		Mexico, Government of, Sr. Unsecd. Note, 4.15%, 3/28/2027	209,400
200,000		Mexico, Government of, Sr. Unsecd. Note, 4.60%, 1/23/2046	199,500
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
$200,000		Mongolia, Government of, 144A, 5.625%, 5/1/2023	$200,958
200,000		Nigeria, Government of, Sr. Unsecd. Note, 144A, 6.50%, 11/28/2027	204,120
200,000		Pakistan, Government of, Sr. Unsecd. Note, 144A, 6.875%, 12/5/2027	200,492
PEN 2,000,000		Peru, Government of, Sr. Unsecd. Note, 144A, 6.15%, 8/12/2032	654,088
PLN 2,300,000		Poland, Government of, Unsecd. Note, 2.25%, 4/25/2022	642,974
$200,000		Russia, Government of, 5.625%, 4/4/2042	221,964
200,000		Russia, Government of, Sr. Unsecd. Note, 144A, 5.25%, 6/23/2047	206,200
RUB 45,000,000		Russia, Government of, Unsecd. Note, 7.00%, 8/16/2023	759,473
200,000		Saudi Arabia, Government of, Sr. Unsecd. Note, 4.50%, 10/26/2046	199,793
200,000		Saudi Arabia, Government of, Sr. Unsecd. Note, 144A, 3.625%, 3/4/2028	198,500
300,000		Senegal, Government of, Unsecd. Note, 6.25%, 7/30/2024	321,474
200,000		Senegal, Government of, Unsecd. Note, 144A, 6.25%, 5/23/2033	208,624
200,000		Serbia, Government of, 7.25%, 9/28/2021	229,200
200,000		South Africa, Government of, Sr. Unsecd. Note, 4.665%, 1/17/2024	203,042
200,000		South Africa, Government of, Sr. Unsecd. Note, 5.65%, 9/27/2047	194,196
ZAR 6,880,000		South Africa, Government of, Unsecd. Note, 8.25%, 3/31/2032	435,699
$300,000		Sri Lanka, Government of, 6.85%, 11/3/2025	330,327
300,000		Turkey, Government of, Sr. Unsecd. Note, 4.875%, 4/16/2043	257,430
TRY 10,000,000		Turkey, Government of, Unsecd. Note, 8.50%, 7/10/2019	2,381,292
$100,000		Ukraine, Government of, Sr. Unsecd. Note, 7.75%, 9/1/2020	106,200
100,000		Ukraine, Government of, Sr. Unsecd. Note, 7.75%, 9/1/2022	106,332
200,000		Ukraine, Government of, Sr. Unsecd. Note, 7.75%, 9/1/2024	210,675
100,000		Ukraine, Government of, Unsecd. Note, 7.75%, 9/1/2019	105,040
325,000	[3]	Ukraine, Government of, Unsecd. Note, Series GDP (144A), 0.00%, 5/31/2040	177,209
150,000		Uruguay, Government of, 4.375%, 10/27/2027	162,000
UYU 3,400,000		Uruguay, Government of, 144A, 9.875%, 6/20/2022	124,623
4,497,850		Uruguay, Government of, Sr. Unsecd. Note, 4.375%, 12/15/2028	178,125
2,000,000		Uruguay, Government of, Sr. Unsecd. Note, 144A, 8.50%, 3/15/2028	68,977
$500,000	[2,3]	Venezuela, Government of, Note, 7.65%, 4/21/2025	110,000
200,000		Zambia, Government of, 5.375%, 9/20/2022	193,002
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
$200,000		Zambia, Government of, 144A, 8.97%, 7/30/2027	$220,250
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $28,343,319)	25,169,645
		U.S. TREASURY—0.6%
350,000	[5]	United States Treasury Note, 0.75%, 2/28/2018 (IDENTIFIED COST $349,248)	349,502
		PURCHASED PUT OPTION—0.0%
		Foreign Currency—0.0%
936,180		GBP PUT/USD CALL, JPMorgan, Notional Amount $936,180, Exercise Price $1.337, Expiration Date 12/12/2017 (IDENTIFIED COST $5,449)	1,603
		INVESTMENT COMPANY—2.7%
1,588,079	[6]	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 1.23%[7] (IDENTIFIED COST $1,588,237)	1,588,237
		TOTAL INVESTMENT IN SECURITIES—100.0% (IDENTIFIED COST $61,358,719)[8]	58,478,053
		OTHER ASSETS AND LIABILITIES - NET—0.0%[9]	6,836
		TOTAL NET ASSETS—100%	$58,484,889
At November 30, 2017, the Fund had the following open swap contracts:
CREDIT DEFAULT SWAPS
Counter- party	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 11/30/2017[10]	Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swaps:
Barclays	CDX Index EM 28	Buy	1.00%	12/20/2022	1.83%	$3,500,000	$130,726	$138,247	$(7,521)
Barclays	Republic of Korea	Buy	1.00%	12/20/2022	0.59%	$300,000	$(5,882)	$(4,274)	$(1,608)
Barclays	Republic of South Africa	Buy	1.00%	12/20/2022	1.82%	$200,000	$7,430	$7,987	$(557)
Barclays	Republic of Turkey	Buy	1.00%	12/20/2022	2.02%	$100,000	$4,558	$3,949	$609
TOTAL CREDIT DEFAULT SWAPS							$136,832	$145,909	$(9,077)
Annual Shareholder Report

INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
OTC Swaps:
Goldman Sachs	1M MXIBTIIE	Pay	6.07%	9/24/2021	MXN 20,000,000	$(46,069)	$(46,069)
HSBC	MXIBTIIE	Pay	6.19%	7/20/2026	MXN 23,000,000	$(102,488)	$(102,488)
						$(148,557)	$(148,557)
Centrally Cleared Swaps:
LCH	3M JIBAR	Pay	8.26%	4/3/2027	ZAR 10,000,000	$(11,949)	$(11,949)
CME	Brazil Cetip Interbank	Receive	10.49%	1/2/2025	BRL 4,016,141	$(10,174)	$(10,174)
						$(22,123)	$(22,123)
TOTAL INTEREST RATE SWAPS						$(170,680)	$(170,680)
At November 30, 2017, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/4/2017	BNP Paribas	3,158,400 BRL	$960,000	$4,425
12/4/2017	Citibank	315,400 BRL	$98,875	$(2,566)
12/4/2017	Citibank	3,120,000 BRL	$975,854	$(23,155)
12/8/2017	Bank of America	14,018,300 JPY	$124,957	$(336)
12/8/2017	Bank of America	$100,000	11,212,100 JPY	$326
12/8/2017	Citibank	49,500 AUD	$38,851	$(1,411)
12/8/2017	Citibank	55,200 CAD	$43,876	$(1,084)
12/8/2017	Citibank	112,500 EUR	$132,721	$1,263
12/8/2017	Citibank	120,000 GBP	$159,670	$2,677
12/8/2017	Citibank	46,300 NZD	$32,477	$(835)
12/20/2017	Citibank	2,360,000 TRY	$609,583	$(10,784)
12/20/2017	Goldman Sachs	19,000,000 ZAR	$1,411,082	$(30,376)
2/8/2018	JPMorgan	550,000 EUR	42,053,000 INR	$10,591
2/23/2018	JPMorgan	34,300,000 MXN	$1,777,353	$35,758
4/25/2018	BNP Paribas	5,724,000 ARS	$300,000	$3,231
Contracts Sold:
12/4/2017	BNP Paribas	2,006,900 BRL	$617,698	$4,886
12/4/2017	BNP Paribas	1,151,500 BRL	$352,779	$1,166
12/4/2017	Citibank	3,120,000 BRL	$970,149	$17,450
12/4/2017	Citibank	158,844 BRL	$49,860	$1,357
12/4/2017	Citibank	156,556 BRL	$49,087	$1,282
Annual Shareholder Report

Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Sold: (continued)
12/8/2017	Barclays	$100,000	11,323,850 JPY	$667
12/8/2017	Citibank	49,500 AUD	$39,277	$1,837
12/8/2017	Citibank	55,200 CAD	$44,220	$1,428
12/8/2017	Citibank	112,500 EUR	$134,553	$568
12/8/2017	Citibank	120,000 GBP	$155,584	$(6,763)
12/8/2017	Citibank	14,018,300 JPY	$128,071	$3,450
12/8/2017	Citibank	46,300 NZD	$33,184	$1,542
12/20/2017	Citibank	5,300,000 TRY	$1,456,589	$111,830
12/20/2017	Goldman Sachs	12,400,000 ZAR	$891,439	$(9,653)
1/29/2018	BNP Paribas	2,300,000 PLN	$650,806	$(1,175)
2/8/2018	JPMorgan	550,000 EUR	41,827,500 INR	$(14,061)
2/23/2018	JPMorgan	5,721,069 MXN	$303,272	$854
2/23/2018	JPMorgan	5,579,000 MXN	$296,023	$1,115
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$105,504
Net Unrealized Appreciation on Foreign Exchange Contracts and value for Swap Contracts is included in “Other Assets and Liabilities—Net.”
1	Floating/variable note with current rate and current maturity or next reset date shown.
2	Issuer in default.
3	Non-income-producing security.
4	Discount rate at time of purchase.
5	All or a portion of this security is pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding swap contracts.
6	Affiliated holding.

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended November 30, 2017, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2016	1,725,538
Purchases/Additions	45,213,344
Sales/Reductions	(45,350,803)
Balance of Shares Held 11/30/2017	1,588,079
Value	$1,588,237
Change in Unrealized Appreciation/Depreciation	$(54)
Net Realized Gain/(Loss)	$377
Dividend Income	$19,791
Annual Shareholder Report

7	7-day net yield.
8	The cost of investments for federal tax purposes amounts to $61,617,017.
9	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.
10	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2017, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$31,369,066	$—	$31,369,066
Foreign Governments/Agencies	—	25,169,645	—	25,169,645
U.S. Treasury	—	349,502	—	349,502
Purchased Put Option	1,603	—	—	1,603
Investment Company	1,588,237	—	—	1,588,237
TOTAL SECURITIES	$1,589,840	$56,888,213	$—	$58,478,053
Other Financial Instruments:
Assets
Foreign Exchange Contracts	$—	$207,703	—	$207,703
Swap Contracts	—	142,714	—	142,714
Liabilities
Foreign Exchange Contracts	—	(102,199)	—	(102,199)
Swap Contracts	—	(176,562)	—	(176,562)
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$71,656	$—	$71,656
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ARS	—Argentina Peso
AUD	—Australian Dollar
BADLAR	—Buenos Aires Deposits Large Amount Rates
BRL	—Brazilian Real
CAD	—Canadian Dollar
CJSC	—Closed Joint Stock Company
EGP	—Egyptian Pound
EMTN	—Euro Medium Term Note
EUR	—Euro
GBP	—Great British Pound
GDP	—Gross Domestic Product
GMTN	—Global Medium Term Note
INR	—Indian Rupee
JIBAR	—Johannesburg Interbank Agreed Rate
JPY	—Japanese Yen
JSC	—Joint Stock Company
MXIBTIIE	—Mexico Interbank TIIE 28 Day Rate
MXN	—Mexican Peso
NZD	—New Zealand Dollar
OJSC	—Open Joint Stock Company
OTC	—Over-the-Counter
PEN	—Peruvian Neuvo Sol
PJSC	—Public Joint Stock Company
PLN	—Polish Zloty
RUB	—Russian Ruble
TRY	—Turkish Lira
UYU	—Uruguayan Peso
ZAR	—South African Rand
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.00	$8.21	$9.28	$9.31	$10.56
Income From Investment Operations:
Net investment income	0.60[1]	0.63[1]	0.50[1]	0.51	0.50[1]
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts, swap contracts, written options and foreign currency transactions	0.37	(0.51)	(0.95)	(0.04)	(1.25)
TOTAL FROM INVESTMENT OPERATIONS	0.97	0.12	(0.45)	0.47	(0.75)
Less Distributions:
Distributions from net investment income	(0.25)	(0.29)	(0.27)	(0.45)	(0.50)
Distributions from net realized gain on investments, foreign exchange contracts, futures contracts, swap contracts, written options and foreign currency transactions	—	—	(0.35)	(0.05)	—
Return of capital[2]	—	(0.04)	—	—	—
TOTAL DISTRIBUTIONS	(0.25)	(0.33)	(0.62)	(0.50)	(0.50)
Net Asset Value, End of Period	$8.72	$8.00	$8.21	$9.28	$9.31
Total Return[3]	12.22%	1.53%	(4.88)%	5.09%	(7.30)%
Ratios to Average Net Assets:
Net expenses	1.20%[4]	1.19%	1.18%	1.18%	1.18%
Net investment income	6.98%	7.76%	5.93%	5.32%	4.91%
Expense waiver/reimbursement[5]	0.92%	0.96%	0.62%	0.48%	0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$34,085	$38,212	$49,812	$68,343	$90,399
Portfolio turnover	123%	134%	200%	235%	66%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.20% for the year ended November 30, 2017, after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$7.97	$8.19	$9.25	$9.30	$10.54
Income From Investment Operations:
Net investment income	0.54[1]	0.57[1]	0.44[1]	0.43	0.44[1]
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts, swap contracts, written options and foreign currency transactions	0.37	(0.52)	(0.95)	(0.04)	(1.25)
TOTAL FROM INVESTMENT OPERATIONS	0.91	0.05	(0.51)	0.39	(0.81)
Less Distributions:
Distributions from net investment income	(0.19)	(0.24)	(0.20)	(0.39)	(0.43)
Distributions from net realized gain on investments, foreign exchange contracts, futures contracts, swap contracts, written options and foreign currency transactions	—	—	(0.35)	(0.05)	—
Return of capital[2]	—	(0.03)	—	—	—
TOTAL DISTRIBUTIONS	(0.19)	(0.27)	(0.55)	(0.44)	(0.43)
Net Asset Value, End of Period	$8.69	$7.97	$8.19	$9.25	$9.30
Total Return[3]	11.43%	0.64%	(5.50)%	4.22%	(7.91)%
Ratios to Average Net Assets:
Net expenses	1.95%[4]	1.94%	1.93%	1.93%	1.93%
Net investment income	6.39%	7.01%	5.14%	4.56%	4.36%
Expense waiver/reimbursement[5]	0.94%	0.96%	0.61%	0.48%	0.34%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,275	$3,193	$4,348	$7,292	$9,112
Portfolio turnover	123%	134%	200%	235%	66%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.95% for the year ended November 30, 2017, after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$7.96	$8.17	$9.23	$9.28	$10.52
Income From Investment Operations:
Net investment income	0.54[1]	0.57[1]	0.44[1]	0.44	0.44[1]
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts, swap contracts, written options and foreign currency transactions	0.36	(0.51)	(0.95)	(0.05)	(1.25)
TOTAL FROM INVESTMENT OPERATIONS	0.90	0.06	(0.51)	0.39	(0.81)
Less Distributions:
Distributions from net investment income	(0.19)	(0.24)	(0.20)	(0.39)	(0.43)
Distributions from net realized gain on investments, foreign exchange contracts, futures contracts, swap contracts, written options and foreign currency transactions	—	—	(0.35)	(0.05)	—
Return of capital[2]	—	(0.03)	—	—	—
TOTAL DISTRIBUTIONS	(0.19)	(0.27)	(0.55)	(0.44)	(0.43)
Net Asset Value, End of Period	$8.67	$7.96	$8.17	$9.23	$9.28
Total Return[3]	11.32%	0.77%	(5.51)%	4.23%	(7.92)%
Ratios to Average Net Assets:
Net Expenses	1.95%[4]	1.94%	1.93%	1.93%	1.93%
Net investment income	6.42%	7.04%	5.16%	4.56%	4.35%
Expense waiver/reimbursement[5]	0.94%	0.96%	0.61%	0.48%	0.34%
Supplemental Data:
Net assets, end of period (000 omitted)	$6,669	$9,871	$14,765	$25,062	$31,114
Portfolio turnover	123%	134%	200%	235%	66%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.95% for the year ended November 30, 2017, after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.01	$8.23	$9.30	$9.32	$10.57
Income From Investment Operations:
Net investment income	0.61[1]	0.67[1]	0.53[1]	0.52	0.53[1]
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts, swap contracts, written options and foreign currency transactions	0.39	(0.54)	(0.96)	(0.02)	(1.25)
TOTAL FROM INVESTMENT OPERATIONS	1.00	0.13	(0.43)	0.50	(0.72)
Less Distributions:
Distributions from net investment income	(0.27)	(0.30)	(0.29)	(0.47)	(0.53)
Distributions from net realized gain on investments, foreign exchange contracts, futures contracts, swap contracts, written options and foreign currency transactions	—	—	(0.35)	(0.05)	—
Return of capital[2]	—	(0.05)	—	—	—
TOTAL DISTRIBUTIONS	(0.27)	(0.35)	(0.64)	(0.52)	(0.53)
Net Asset Value, End of Period	$8.74	$8.01	$8.23	$9.30	$9.32
Total Return[3]	12.62%	1.66%	(4.62)%	5.41%	(7.06)%
Ratios to Average Net Assets:
Net expenses	0.96%[4]	0.94%	0.93%	0.93%	0.93%
Net investment income	7.05%	8.21%	6.20%	5.58%	5.23%
Expense waiver/reimbursement[5]	0.89%	0.94%	0.62%	0.48%	0.34%
Supplemental Data:
Net assets, end of period (000 omitted)	$15,457	$11,731	$25,748	$37,734	$31,061
Portfolio turnover	123%	134%	200%	235%	66%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The expense ratio is 0.96% for the year ended November 30, 2017, after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2017
Assets:
Investment in securities, at value including $1,588,237 of investment in an affiliated holding (identified cost $61,358,719)		$58,478,053
Cash denominated in foreign currencies (identified cost $44,214)		44,187
Income receivable		735,155
Unrealized appreciation on foreign exchange contracts		207,703
Receivable for investments sold		199,300
Swaps, at value (net premium paid of $150,183)		142,714
Receivable for daily variation margin on futures contracts		41,963
Receivable for shares sold		13,399
Receivable for daily variation margin on centrally cleared swaps		1,949
TOTAL ASSETS		59,864,423
Liabilities:
Payable for investments purchased	$598,792
Bank overdraft	243,844
Swaps, at value (net premium received of $4,274)	154,439
Unrealized depreciation on foreign exchange contracts	102,199
Payable for shares redeemed	57,864
Income distribution payable	28,791
Payable for capital gains taxes withheld	13,495
Payable for periodic payments from swap contracts	7,433
Payable for portfolio accounting fees	61,927
Payable for auditing fees	34,800
Payable for other service fees (Notes 2 and 5)	7,940
Payable for distribution services fee (Note 5)	5,554
Payable for investment adviser fee (Note 5)	538
Accrued expenses (Note 5)	61,918
TOTAL LIABILITIES		1,379,534
Net assets for 6,707,991 shares outstanding		$58,484,889
Net Assets Consists of:
Paid-in capital		$70,437,275
Net unrealized depreciation of investments, foreign exchange contracts, swap contracts and translation of assets and liabilities in foreign currency		(2,960,090)
Accumulated net realized loss on investments, foreign exchange contracts, futures contracts, swap contracts and foreign currency transactions		(8,959,706)
Distribution in excess of net investment income		(32,590)
TOTAL NET ASSETS		$58,484,889
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($34,084,598 ÷ 3,907,930 shares outstanding) $0.001 par value, 500,000,000 shares authorized	$8.72
Offering price per share (100/95.50 of $8.72)	$9.13
Redemption proceeds per share	$8.72
Class B Shares:
Net asset value per share ($2,274,944 ÷ 261,763 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$8.69
Offering price per share	$8.69
Redemption proceeds per share (94.50/100 of $8.69)	$8.21
Class C Shares:
Net asset value per share ($6,668,701 ÷ 768,938 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$8.67
Offering price per share	$8.67
Redemption proceeds per share (99.00/100 of $8.67)	$8.58
Institutional Shares:
Net asset value per share ($15,456,646 ÷ 1,769,360 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$8.74
Offering price per share	$8.74
Redemption proceeds per share	$8.74
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2017
Investment Income:
Interest (net of foreign tax withheld of $4,893)			$5,072,720
Dividends received from an affiliated holding, see footnotes to Portfolio of Investments			19,791
TOTAL INCOME			5,092,511
Expenses:
Investment adviser fee (Note 5)		$529,332
Administrative fee (Note 5)		73,501
Custodian fees		41,663
Transfer agent fees		214,275
Directors'/Trustees' fees (Note 5)		3,220
Auditing fees		36,100
Legal fees		9,050
Distribution services fee (Note 5)		82,600
Other service fees (Notes 2 and 5)		123,308
Portfolio accounting fees		144,783
Share registration costs		57,485
Printing and postage		33,026
Miscellaneous (Note 5)		24,092
TOTAL EXPENSES		1,372,435
Waiver, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(493,664)
Reimbursement of other operating expenses (Note 5)	(78,198)
Reduction of custodian fees (Note 6)	(227)
TOTAL WAIVER, REIMBURSEMENTS AND REDUCTION		(572,089)
Net expenses			800,346
Net investment income			$4,292,165
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Contracts, Futures Contracts, Swap Contracts and Foreign Currency Transactions:
Net realized gain (loss) on investments (including realized gain of $377 on sales of investments in an affiliated holding) and foreign currency transactions	$(1,434,547)
Net realized gain on foreign exchange contracts	938,731
Net realized gain on futures contracts	111,721
Net realized gain (loss) on swap contracts	(214,704)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency (including change in unrealized appreciation of $(54) on investments in an affiliated holding)	3,847,901
Net change in unrealized appreciation of foreign exchange contracts	(384,976)
Net change in unrealized appreciation of futures contracts	(18,214)
Net change in unrealized depreciation of swap contracts	9,168
Net realized and unrealized gain on investments, foreign exchange contracts, futures contracts, swap contracts and foreign currency transactions	2,855,080
Change in net assets resulting from operations	$7,147,245
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,292,165	$6,215,198
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts, swap contracts and foreign currency transactions	(598,799)	(11,560,092)
Net change in unrealized appreciation/depreciation of investments, foreign exchange contracts, futures contracts, swap contracts and translation of assets and liabilities in foreign currency	3,453,879	6,915,074
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	7,147,245	1,570,180
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,107,935)	(1,563,658)
Class B Shares	(59,161)	(112,930)
Class C Shares	(174,969)	(376,902)
Institutional Shares	(411,186)	(770,366)
Return of capital
Class A Shares	—	(232,572)
Class B Shares	—	(14,982)
Class C Shares	—	(49,853)
Institutional Shares	—	(117,586)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,753,251)	(3,238,849)
Share Transactions:
Proceeds from sale of shares	18,237,933	15,127,602
Net asset value of shares issued to shareholders in payment of distributions declared	1,474,613	2,698,722
Cost of shares redeemed	(29,628,920)	(47,823,420)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(9,916,374)	(29,997,096)
Change in net assets	(4,522,380)	(31,665,765)
Net Assets:
Beginning of period	63,007,269	94,673,034
End of period (including (distributions in excess of) net investment income of $(32,590) and $(895,518), respectively)	$58,484,889	$63,007,269
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2017
1. ORGANIZATION
Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Emerging Market Debt Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek a high level of current income. The Fund has a secondary objective of capital appreciation.
Class B Shares were closed to new accounts/investors on June 1, 2015, and to new purchases/exchanges by existing shareholders on August 1, 2015.
On February 29, 2016, Federated Investment Management Company (the “Adviser”) became registered as a “commodity pool operator” with respect to operation of the Fund.
On January 25, 2017, the Adviser withdrew an exemption filing with the National Futures Association with respect to the Fund as the Adviser no longer intends to operate the Fund as a “commodity pool operator” and is no longer subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
Annual Shareholder Report

■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
Annual Shareholder Report

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities principally traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, and Class C Shares may bear certain distribution services fees and other service fees unique to those classes. The detail of the total fund expense waiver, reimbursements and reduction of $572,089 is disclosed in various locations in Note 5 and Note 6.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2017, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$95,774
Class B Shares	6,973
Class C Shares	20,561
TOTAL	$123,308
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a determined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements to seek to increase yield, income and return, and to manage currency risk, duration risk, market risk and yield curve risk. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund's maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of the value and recourse in the event of default or bankruptcy/solvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum exposure to loss of the notional value of credit default swaps
Annual Shareholder Report

outstanding at November 30, 2017, is $0. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. The cash or securities deposited in a segregated account offsets the amount due to the broker reducing the net settlement amount to zero.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swaps, at value at period end, including net unrealized appreciation/depreciation, are listed after the Fund's Portfolio of Investments.
The average notional amount of credit default swap contracts and average value of interest rate swap contracts held by the Fund throughout the period was $3,883,846 and $237,917, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to seek to increase yield, income and return and to manage country and currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to MNA which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Annual Shareholder Report

Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $330,501 and $395,100, respectively. This is based on the amounts held as of each month-end throughout the fiscal year.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration risk, market risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At November 30, 2017, the Fund had no outstanding futures contracts.
The average notional values of short futures contracts held by the Fund throughout the period was $11,821,557. This is based on amounts held as of each month-end throughout the fiscal year.
Annual Shareholder Report

Option Contracts
The Fund buys or sells put and call options to seek to increase return, and to manage currency risk, duration risk, market risk and sector/asset class risk. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
At November 30, 2017, the Fund had no outstanding written options.
The average market values of purchased options held by the Fund throughout the period was $8,089. This is based on amounts held as of each month-end throughout the fiscal year.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset	Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$207,703	Unrealized depreciation on foreign exchange contracts	$102,199
Foreign exchange contracts	Investment in securities, at value options	1,603		—
Credit contracts	Swaps, at value	142,714	Swaps, at value	5,882
Interest rate contracts		—	Swaps, at value	148,557
Interest rate contracts	Receivable for daily variation margin on centrally cleared swaps	(22,123)*		—
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$329,897		$256,638
*	Includes accumulated depreciation on centrally cleared swaps as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Credit Default Swap Contracts	$—	$—	$—	$(198,064)	$(198,064)
Interest Rate Swap Contracts	—	—	(16,640)	—	(16,640)
Purchased Options[1]	(55,586)	—	—	—	(55,586)
Foreign Exchange Contracts	938,731	—	—	—	938,731
Futures Contracts	—	(50,560)	162,281	—	111,721
TOTAL	$883,145	$(50,560)	$145,641	$(198,064)	$780,162

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts	Total
Credit Default Swap Contracts	$—	$—	$(49,758)	$(49,758)
Interest Rate Swap Contracts	—	58,926	—	58,926
Purchased Options[2]	(3,846)	—	—	(3,846)
Foreign Exchange Contracts	(384,976)	—	—	(384,976)
Futures Contracts	—	(18,214)	—	(18,214)
TOTAL	$(388,822)	$40,712	$(49,758)	$(397,868)
1	The net realized gain (loss) on Purchased Options is found within the Net realized gain (loss) on investments and foreign currency transactions on the Statement of Operations.
2	The net change in unrealized depreciation of Purchased Options is found within the Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency on the Statement of Operations.
Annual Shareholder Report

As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. As of November 30, 2017, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Swap Contracts	$142,714	$(5,882)	$—	$136,832
Foreign Exchange Contracts	207,703	(62,160)	—	145,543
TOTAL	$350,417	$(68,042)	$—	$282,375

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount
Swap Contracts	$154,439	$(5,882)	$—	$148,557
Foreign Exchange Contracts	102,199	(62,160)	—	40,039
TOTAL	$256,638	$(68,042)	$—	$188,596
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
Year Ended	2017		2016
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,137,616	$9,784,473	488,326	$3,982,379
Shares issued to shareholders in payment of distributions declared	106,426	913,003	189,398	1,525,169
Shares redeemed	(2,112,432)	(18,185,586)	(1,965,290)	(15,938,929)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(868,390)	$(7,488,110)	(1,287,566)	$(10,431,381)
Annual Shareholder Report

Year Ended	2017		2016
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued to shareholders in payment of distributions declared	6,101	52,039	14,996	120,015
Shares redeemed	(144,834)	(1,236,862)	(145,567)	(1,187,397)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(138,733)	$(1,184,823)	(130,571)	$(1,067,382)

Year Ended	2017		2016
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	17,164	$146,924	62,257	$510,274
Shares issued to shareholders in payment of distributions declared	14,986	127,824	31,132	248,707
Shares redeemed	(504,006)	(4,275,177)	(660,045)	(5,380,726)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(471,856)	$(4,000,429)	(566,656)	$(4,621,745)

Year Ended	2017		2016
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	957,180	$8,306,536	1,305,681	$10,634,949
Shares issued to shareholders in payment of distributions declared	44,333	381,747	99,893	804,831
Shares redeemed	(696,109)	(5,931,295)	(3,070,956)	(25,316,368)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	305,404	$2,756,988	(1,665,382)	$(13,876,588)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,173,575)	$(9,916,374)	(3,650,175)	$(29,997,096)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, swap income and realized gain (loss) reclasses, realized capital gains tax expense, defaulted securities and discount accretion/premium amortization of debt securities.
For the year ended November 30, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(291,915)	$(1,675,986)	$1,967,901
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
Annual Shareholder Report

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2017 and 2016, was as follows:
	2017	2016
Ordinary income[1]	$1,753,251	$2,823,856
Return of capital	$—	$414,993
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$295,892
Net unrealized depreciation	$(3,301,665)
Capital loss carryforwards	$(8,946,613)
2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, discount accretion/ premium amortization on debt securities, interest accruals, straddle loss deferrals, defaulted bonds and mark to market on foreign exchange contracts and swaps.
At November 30, 2017, the cost of investments for federal tax purposes was $61,617,017. The net unrealized depreciation of investments for federal tax purposes was $3,296,493. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,517,219 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,813,712. The amounts presented are inclusive of derivative contracts.
At November 30, 2017, the Fund had a capital loss carryforward of $8,946,613 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years beginning after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$5,274,551	$3,672,062	$8,946,613
Capital loss carryforwards of $564,158 were utilized during the year ended November 30, 2017.
At November 30, 2017, for federal tax purposes, the Fund had $254 in straddle loss deferrals.
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2017, the Adviser waived $491,489 of its fee and voluntarily reimbursed $78,198 of other operating expenses.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2017, the Adviser reimbursed $2,175.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2017, the annualized fee paid to FAS was 0.118% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition to the fees described above, the Fund agreed to pay FAS an annual Administrative Service Charge of $125,000 for administrative and compliance services related to Commodities Futures Trading Commission Rule 4.5 for the fiscal period the Adviser was registered as a “commodity pool operator”.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2017, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$20,918
Class C Shares	61,682
TOTAL	$82,600
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2017, FSC retained $20,541 of fees paid by the Fund.
Other Service Fees
For the year ended November 30, 2017, FSSC received $12,341 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2017, FSC retained $2,548 in sales charges from the sale of Class A Shares. FSC also retained $6,301 and $1,080 of CDSC relating to redemptions of Class B Shares and Class C Shares, respectively.
Interfund Transactions
During the year ended November 30, 2017, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $393,360 and $527,100, respectively.
Annual Shareholder Report

Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.18%, 1.93%, 1.93% and 0.93% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in the Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and the Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended November 30, 2017, the Fund's expenses were reduced by $227 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2017, were as follows:
Purchases	$71,700,515
Sales	$77,605,432
8. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
9. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month
Annual Shareholder Report

London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2017, the Fund had no outstanding loans. During the year ended November 30, 2017, the Fund did not utilize the LOC.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2017, there were no outstanding loans. During the year ended November 30, 2017, the program was not utilized.
11. Subsequent Events
The Directors approved a Plan of Conversion for the Class B Shares pursuant to which the Class B Shares will be converted into the Fund's existing Class A Shares at the close of business on February 2, 2018. The conversion will occur on a tax-free basis. The cash value of a shareholder's investment will not change as a result of the share class conversion. No action is required by shareholders to effect the conversion.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated EMERGING MARKET DEBT FUND:
We have audited the accompanying statement of assets and liabilities of Federated Emerging Market Debt Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Emerging Market Debt Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 24, 2018
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2017	Ending Account Value 11/30/2017	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,028.10	$6.15
Class B Shares	$1,000	$1,024.30	$9.95
Class C Shares	$1,000	$1,024.40	$9.95
Institutional Shares	$1,000	$1,030.50	$4.89
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.00	$6.12
Class B Shares	$1,000	$1,015.24	$9.90
Class C Shares	$1,000	$1,015.24	$9.90
Institutional Shares	$1,000	$1,020.26	$4.86
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365(to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.21%
Class B Shares	1.96%
Class C Shares	1.96%
Institutional Shares	0.96%
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2017
Federated Emerging Market Debt Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board of Directors (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the
Annual Shareholder Report

Board also considered management fees charged to institutional and other clients of Federated Investment Management Company (the “Adviser”) and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent directors without management present, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
Annual Shareholder Report

audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk
Annual Shareholder Report

associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Annual Shareholder Report

Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be
Annual Shareholder Report

enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Emerging Market Debt Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U771
CUSIP 31428U763
CUSIP 31428U755
CUSIP 31428U615
G01949-01 (1/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
Annual Shareholder Report
November 30, 2017
Share Class | Ticker	A | FGFAX	B | FGFBX	C | FGFCX
	R | FGFRX	Institutional | FGFLX	R6 | FGRSX

Federated International Leaders Fund
Fund Established 1998

A Portfolio of Federated World Investment Series, Inc.
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2016 through November 30, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated International Leaders Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2017, was 30.58% for Class A Shares, 29.62% for Class B Shares, 29.63% for Class C Shares, 30.35% for Class R Shares, 30.94% for Institutional Shares and 31.03% for Class R6 Shares. The total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE),1 the Fund's broad-based securities market index, was 27.27% for the same period. The total return of Morningstar Foreign Large Blend Funds Average (MFLBFA),2 a peer group average for the Fund, was 25.95% for the same period. The Fund's and MFLBFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI EAFE.
During the reporting period, the most significant factor affecting the Fund's performance relative to the MSCI EAFE was security selection.
The following discussion will focus on the performance of the Fund's Class R6 Shares.
MARKET OVERVIEW
The global equity market grew steadily during the reporting period, reflected by strong performance of many major indexes including the MSCI All Country World Index, the MSCI Europe Index, the Nikkei 225 Stock Average, the S&P 500 Index and the Nasdaq Composite Index.
In the U.S., the strong performance of the equity indexes stemmed from expectations of a more business-friendly environment following the election of Donald Trump and a Republican Congress. A Federal Reserve (the “Fed”) that remained accommodative even as it moved toward monetary policy normalization, and accelerating growth and earnings over the spring and summer months also fed the rally. There were political stumbles, as attempts to repeal and replace health-care policies adopted during the Obama administration failed to gain legislative traction. Tax reform efforts were gaining momentum as the reporting period was ending, helping further boost investors' spirits and the broad market to new highs. Despite stubbornly low inflation, the Fed raised its target rate three times over the 12-month reporting period, citing improved manufacturing, robust employment and expanded spending by businesses and consumers. The federal funds target rate ended the reporting period in a range of 1-1.25%, with the central bank acting further to reduce policy accommodation by beginning to pare its mammoth balance sheet.
Better economic data in the eurozone suggested initial concerns about the U.K. leaving the European Union (Brexit) may have been overblown. Both consumer and business sentiment in the European Union (EU) were resilient, driven by increased household consumption and manufacturing activity. Given the optimistic outlook, the European Central Bank (ECB) indicated that
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conditions may soon allow for the easing of extraordinary stimulus through a gradual reduction in its bond purchase program. A strong showing by an anti-EU contingent in the French elections raised concerns that France might follow the U.K. path; however, these fears greatly subsided when centrist Emmanuel Macron won the presidential election. In Germany, the reelection of Chancellor Angela Merkel did not help alleviate the impact of the stronger euro on business and investor confidence as she lost her majority and struggled to form a governing coalition. A snap election called for by the U.K.'s Prime Minister Theresa May also failed to bolster her party's clout, further complicating Brexit. The Bank of England raised its benchmark rate at its November meeting but signaled that future increases will be limited and gradual after GDP growth slowed to a four year low of 1.5%. Economic data was mixed after unemployment fell to a 42-year low, inflation climbed above its preferred 2% level and productivity suffered from uncertainty related to Brexit. In Spain, tension was high following Catalonia's bid for independence through an October referendum which was later deemed illegal by Madrid. Spain's government responded by taking control of the region and imposing direct rule amid clashes with citizens and arrests of pro-independence leadership.
The economic landscape of Japan improved over the course of the reporting period. The Bank of Japan took a different approach to stimulating the country's economy, attempting to steepen the yen's yield curve by maintaining negative short rates, keeping benchmark government bond yields close to zero and expanding the monetary base until inflation exceeds 2%. While headline inflation was not expected to reach that level immediately, core inflation turned positive for the first time in more than a year. Japan's labor market remained tight, with the unemployment level dipping near a 23-year low, and other data revealed an economy on solid footing, expanding for the ninth straight quarter.
China's efforts to transform itself into a more consumer and service-related economy met with some success in the reporting period as fiscal and monetary policies helped to stabilize its markets. Concern about the high level of corporate debt continued to loom, but the government demonstrated that non-performing loan issues would be managed in an orderly fashion. Policymakers also announced more measures meant to reduce the likelihood of a real estate bubble. As a result, the world's second largest economy remained a crucial engine of global and regional growth. Toward the end of the reporting period, China's economy showed signs of moderating, with a slowdown in industrial production, retail sales and fixed-asset investment.
Latin America exhibited improved performance in the reporting period. Brazil exited two years of deep recession as industrial output and job growth turned positive. Declining inflation also allowed Brazil's central bank to cut its benchmark rate, which combined with growth fueled by agriculture and exports of goods and services. In Mexico, concerns lingered over the future of the North American Free Trade Agreement (NAFTA). Inflation also continued to be a concern, with the Banco de Mexico increasing its benchmark rate again in June for the seventh straight meeting. However, this narrative took an
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encouraging turn as the reporting period came to a close, in part because it appeared the Trump administration's policies wouldn't have a negative effect on the country as its rhetoric may have suggested. That prompted the central bank to lift its 2018 growth forecast, predict that inflation had peaked and hold off on further rate increases.
SECURITY SELECTION
Stock selection drove both absolute and relative performance during the fiscal year. For the fiscal year, the Fund's relative outperformance was broadly distributed, with 9 out of the 11 economic sectors positively contributing. The primary driver of the Fund's performance came from stock selection, which was particularly strong in three sectors: Financials, Consumer Discretionary and Industrials. Additional returns on investment were derived from stock selection and weighting in Healthcare, while stock selection coupled with an underweight exposure added returns in both Real Estate and Telecoms. Over the period there were few detractors to the Fund's performance with the primary detractors, on an aggregate basis, being stock selection in Consumer Staples and Materials. The benchmark-related currency hedge short Euro/long U.S. dollar,3,4 used to neutralize some of the Fund's overweight exposure to the eurozone, contributed negatively during the period. To broaden the Fund's exposure to Japan, the Fund also maintained a position in Tokyo Stock Price Index (TOPIX) futures which contributed positively to performance over the reporting period.
At the company level, outperformance of the Fund was broadly based as many investments added to absolute and relative returns during the reporting period. The Fund's investments in Financial Service companies, key drags on performance in the prior fiscal year, outperformed the MSCI EAFE index significantly during the reporting period. The majority of the performance was driven by the Fund's holdings in banks and diversified financials. These holdings included, in order of magnitude of their portfolio contribution: Unicredit SpA, Intesa Sanpaolo SpA, DBS Group Holdings, Credit Suisse Group AG, Banco Santander SA, BNP Paribas SA, ABN AMRO Group NV and Julius Baer Group. Financial Services rose during the reporting period as a result of a confluence of factors including: trading at substantial discounts to their net asset value, continued positive global economic momentum, a rotation out of defensive stocks and regulatory relief. These holdings are expected to remain long term opportunities for the Fund as European banks and diversified financials are still considered to be undervalued.
The Fund's exposure to Consumer Discretionary contributed positively for the fiscal year. Kering SA, the top performing stock in the portfolio, was driven by particularly strong demand for their Gucci brand-related products. French companies, TF1 and Accor, also reported strong results during the reporting period. Both companies were beneficiaries of an improving domestic economy as the effects of last year's terror attacks faded and President Macron's election ushered in expectations of a more pro-business administration. Accor SA's
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announcement that they're in the process of moving to an asset-light business model served as an additional positive catalyst. Although one of the Fund's best performing sectors, not everything in Consumer Discretionary outperformed–Prada was a drag on performance as the company continued to report negative like-for-like sales while investments into multi-channel offerings compressed margins during the reporting period.
The Fund's holdings in the Industrial sector rose on continued strong global economic activity during the reporting period. Positive contribution from German defense contractor Rheinmetall AG stemmed from attractive structural growth in both its defense and automotive businesses. Additionally in Industrials, the Fund's positioning in the more defensively oriented health care and consumer company Royal Phillips NV contributed to outperformance. Overall performance of the Fund's Healthcare holdings varied during the reporting period. Japanese pharmaceutical company Chugai Pharmaceutical Co released positive data on a hemophilia drug and it is expected this may result in larger market potential for the drug. While this drove Chugai Pharmaceutical Co shares higher, it caused a near-term overhang for its peer, Shire PLC. The Fund's exposure to Information Technology contributed positively for the fiscal year. Positive contributions from Samsung Electronics Co were driven by strong demand for its memory products, OLED displays and Galaxy Smartphones, and from SAP SE, which benefitted from the increased adoption of its S4 HANA software and the shift to the cloud.
At the benchmark level Consumer Staples underperformed for the fiscal year, largely due to weak performance of the Food & Staples Retailing segment. On a holdings basis, Japan Tobacco and Imperial Brands were hit by the FDA's announcement involving the regulation of cigarettes and detracted from overall performance. After two years of strong performance, shares of CRH PLC unperformed due to slower than forecasted cement price growth in Europe coupled with short term disruptions from hurricanes in the U.S.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSCI EAFE.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MFLBFA.
3	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
4	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Leaders Fund from November 30, 2007 to November 30, 2017, compared to the MSCI EAFE Index (MSCI EAFE)2 and Morningstar Foreign Large Blend Funds Average (MFLBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2017
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
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Average Annual Total Returns for the Period Ended 11/30/2017
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	23.42%	7.70%	4.06%
Class B Shares	24.12%	7.81%	4.02%
Class C Shares	28.63%	8.10%	3.86%
Class R Shares[4]	30.35%	8.74%	4.53%
Institutional Shares[5]	30.94%	9.19%	4.85%
Class R6 Shares[6]	31.03%	9.21%	4.79%
MSCI EAFE	27.27%	8.24%	1.55%
MFLBFA	25.95%	7.70%	1.43%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The MSCI EAFE is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
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4	The Fund's Class R Shares commenced operations on June 24, 2013. For the period prior to the commencement of operations of the Class R Shares, the Class R Shares performance information shown is for the Fund's Class A Shares adjusted to reflect the expenses of the Fund's Class R Shares for each year for which the Fund's Class R Shares expenses would have exceeded the actual expenses paid by the Fund's Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of the Class R Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
5	The Fund's Institutional Shares commenced operations on June 21, 2010. For the period prior to the commencement of operations of Institutional Shares, the Institutional Shares performance information shown is for the Fund's Class A Shares. The performance of Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
6	The Fund's Class R6 Shares commenced operations on August 5, 2013. For the period prior to the commencement of operations of the Class R6 Shares, the Class R6 Shares performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Class R6 Shares since the Class R6 Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of the operations of the Class R6 Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
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Portfolio of Investments Summary Tables (unaudited)
At November 30, 2017, the Fund's portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
France	17.4%
United Kingdom	14.5%
Germany	10.6%
Switzerland	8.9%
Netherlands	8.3%
Italy	7.0%
Japan	4.9%
Ireland	3.8%
Hong Kong	2.2%
Singapore	2.1%
Belgium	1.7%
South Korea	1.5%
Spain	1.4%
Sweden	1.3%
United States	1.1%
Securities Lending Collateral[2]	2.7%
Cash Equivalents[3]	13.0%
Derivative Contracts[4]	1.0%
Other Assets and Liabilities—Net[5]	(3.4)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Represents cash collateral received from portfolio securities on loan which is invested in short-term investments such as repurchase agreements or money market funds.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
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At November 30, 2017, the Fund's sector classification composition6 was as follows:
Sector Classification	Percentage of Total Net Assets
Financials	24.5%
Consumer Discretionary	15.3%
Industrials	11.1%
Consumer Staples	10.5%
Health Care	8.2%
Materials	6.3%
Energy	5.0%
Information Technology	3.7%
Telecommunication Services	1.2%
Real Estate	0.9%
Securities Lending Collateral[2]	2.7%
Cash Equivalents[3]	13.0%
Derivative Contracts[4]	1.0%
Other Assets and Liabilities—Net[5]	(3.4)%
TOTAL	100.0%
6	Except for Cash Equivalents, Derivative Contracts, Securities Lending Collateral and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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Portfolio of Investments
November 30, 2017
Shares			Value in U.S. Dollars
		COMMON STOCKS—86.7%
		Belgium—1.7%
302,444		Anheuser-Busch InBev NV	$34,677,494
		France—17.4%
1,434,510		Accor SA	71,979,013
916,751		AXA SA	27,682,625
738,637		BNP Paribas SA	55,952,142
1,507,176		Edenred	43,131,075
109,480		Kering	48,598,824
1,404,207	[1]	Orange SA	24,203,108
208,301	[1]	Pernod Ricard SA	32,502,554
2,696,293		Television Francaise 1 SA TF 1	42,972,336
		TOTAL	347,021,677
		Germany—10.6%
298,926		Bayerische Motoren Werke AG	30,125,053
348,421		Daimler AG	28,829,600
326,117		HeidelbergCement AG	34,705,800
2,095,517		Kloeckner & Co. AG	24,686,187
385,397		Rheinmetall AG	49,040,743
402,094		SAP SE	45,297,571
		TOTAL	212,684,954
		Hong Kong—2.2%
4,280,040		Dah Sing Financial Holdings Ltd.	27,473,904
1,065,061		Sun Hung Kai Properties Ltd.	17,482,846
		TOTAL	44,956,750
		Ireland—3.8%
3,985,050		Allied Irish Banks PLC	25,852,166
1,446,305		CRH PLC	49,907,742
		TOTAL	75,759,908
		Italy—7.0%
2,691,358		Eni SpA	44,205,513
9,363,750		Intesa Sanpaolo SpA	31,427,344
5,886,600		Prada SpA	20,003,436
2,204,185	[2]	UniCredit SpA	44,385,498
		TOTAL	140,021,791
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Japan—4.9%
585,100		Chugai Pharmaceutical Co. Ltd.	$30,390,541
788,000		Honda Motor Co., Ltd.	26,299,665
1,245,000		Japan Tobacco, Inc.	41,254,583
		TOTAL	97,944,789
		Netherlands—8.3%
1,131,936		ABN AMRO Group NV, GDR	33,502,261
208,781	[1]	Akzo Nobel NV	18,813,669
1,460,256		Koninklijke Philips NV	56,751,847
1,755,068		Royal Dutch Shell PLC	56,167,948
		TOTAL	165,235,725
		Singapore—2.1%
2,265,939		DBS Group Holdings Ltd.	41,246,712
		South Korea—1.5%
12,409		Samsung Electronics Co. Ltd.	29,155,112
		Spain—1.4%
4,144,654		Banco Santander, SA	27,871,770
		Sweden—1.3%
1,308,140		Assa Abloy AB, Class B	26,528,643
		Switzerland—8.9%
223,788		Cie Financiere Richemont SA	19,261,820
4,221,571	[2]	Credit Suisse Group AG	71,580,286
285,380		Ferguson PLC	20,603,626
662,435	[2]	Julius Baer Gruppe AG	38,956,164
308,255		Nestle SA	26,391,899
		TOTAL	176,793,795
		United Kingdom—14.5%
1,243,813		Anglo American PLC	22,883,612
1,100,227		Ashtead Group PLC	28,280,947
506,117		AstraZeneca PLC	32,733,580
281,000		British American Tobacco PLC	17,875,508
523,744		Diageo PLC	18,094,880
918,866		Imperial Brands PLC	38,097,250
127,578		InterContinental Hotels Group PLC	7,484,732
4,650,548		PageGroup PLC	29,696,096
1,634,474		Prudential PLC	41,121,588
888,140		Shire PLC	44,056,381
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		United Kingdom—continued
569,504		WPP PLC	$10,043,706
		TOTAL	290,368,280
		United States—1.1%
588,280		Invesco Ltd.	21,278,087
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,313,876,365)	1,731,545,487
		INVESTMENT COMPANIES—15.7%[3]
54,153,083	[4]	Federated Government Obligations Fund, Premier Shares, 0.97%[5] (purchased with proceeds from securities lending collateral)	54,153,083
260,062,346		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 1.23%[5]	260,088,352
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $314,272,964)	314,241,435
		TOTAL INVESTMENT IN SECURITIES—102.4% (IDENTIFIED COST $1,628,149,329)[6]	2,045,786,922
		OTHER ASSETS AND LIABILITIES - NET—(2.4)%[7]	(48,569,754)
		TOTAL NET ASSETS—100%	$1,997,217,168
At November 30, 2017, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation
[2]The Tokyo Price Index, Long Futures	1,218	JPY 194,477,409	December 2017	$20,722,486
Net Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
1	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
2	Non-income-producing security.
Annual Shareholder Report
12

3	Affiliated holdings.
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended November 30, 2017, were as follows:
	Federated Government Obligations Fund, Premier Shares*	Federated Institutional Prime Value Obligations Fund, Institutional Shares	Total
Balance of Shares Held 11/30/2016	88,300,541	82,514,385	170,814,926
Purchases/Additions	550,388,086	447,149,709	997,537,795
Sales/Reductions	(584,535,544)	(269,601,748)	(854,137,292)
Balance of Shares Held 11/30/2017	54,153,083	260,062,346	314,215,429
Value	$54,153,083	$260,088,352	$314,241,435
Change in Unrealized Appreciation/Depreciation	NA	$(39,405)	$(39,405)
Net Realized Gain/(Loss)	NA	$19,738	$19,738
Dividend Income	$228,116	$1,625,626	$1,853,742
*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
4	All or a portion of this security is held as collateral for securities lending.
5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $1,637,903,183.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
13

The following is a summary of the inputs used, as of November 30, 2017, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$ 21,278,087	$ 1,710,267,400[1]	$—	$1,731,545,487
Investment Companies	314,241,435	—	—	314,241,435
TOTAL SECURITIES	$335,519,522	$1,710,267,400	$—	$2,045,786,922
Other Financial Instruments:
Assets
Futures Contracts	$20,722,486	$—	$—	$20,722,486
OTHER FINANCIAL INSTRUMENTS	$20,722,486	$—	$—	$20,722,486
1	Includes $194,297,826 of securities transferred from Level 1 to Level 2 because fair value factors were applied to equity securities traded principally in foreign markets to account for significant post market close activity. Transfers shown represent the value of the securities at the beginning of the period.
The following acronyms are used throughout this portfolio:
GDR	—Global Depositary Receipt
JPY	—Japanese Yen
Annual Shareholder Report
14

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.93	$32.30	$33.41	$33.49	$25.65
Income From Investment Operations:
Net investment income[1]	0.49	0.52	0.37	0.38	0.32
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts and foreign currency transactions	8.19	(3.45)	(1.22)	(0.12)	7.73
TOTAL FROM INVESTMENT OPERATIONS	8.68	(2.93)	(0.85)	0.26	8.05
Less Distributions:
Distributions from net investment income	(0.62)	(0.44)	(0.26)	(0.34)	(0.21)
Net Asset Value, End of Period	$36.99	$28.93	$32.30	$33.41	$33.49
Total Return[2]	30.58%	(9.17)%	(2.54) %	0.77%	31.60%
Ratios to Average Net Assets:
Net expenses	1.22%[3]	1.21%[3]	1.21%	1.22%	1.36%
Net investment income (loss)	1.49%	1.61%	1.10%	1.14%	1.12%
Expense waiver/reimbursement[4]	0.20%	0.20%	0.19%	0.21%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$451,829	$482,621	$785,538	$638,630	$465,895
Portfolio turnover	10%	34%[5]	2%	4%	5%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.22% and 1.21% for the years ended November 30, 2017 and 2016, respectively, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.94	$30.11	$31.18	$31.30	$24.01
Income From Investment Operations:
Net investment income[1]	0.26	0.25	0.12	0.11	0.11
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts and foreign currency transactions	7.62	(3.20)	(1.15)	(0.09)	7.22
TOTAL FROM INVESTMENT OPERATIONS	7.88	(2.95)	(1.03)	0.02	7.33
Less Distributions:
Distributions from net investment income	(0.41)	(0.22)	(0.04)	(0.14)	(0.04)
Net Asset Value, End of Period	$34.41	$26.94	$30.11	$31.18	$31.30
Total Return[2]	29.62%	(9.85)%	(3.30)%	0.05%	30.58%
Ratios to Average Net Assets:
Net expenses	1.97%[3]	1.96%[3]	1.96%	1.97%	2.12%
Net investment income (loss)	0.84%	0.88%	0.39%	0.36%	0.39%
Expense waiver/reimbursement[4]	0.24%	0.26%	0.23%	0.24%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$23,588	$19,745	$27,748	$25,457	$23,141
Portfolio turnover	10%	34%[5]	2%	4%	5%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.97% and 1.96% for the years ended November 30, 2017 and 2016, respectively, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.82	$30.02	$31.12	$31.28	$23.97
Income From Investment Operations:
Net investment income[1]	0.24	0.26	0.07	0.11	0.09
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts and foreign currency transactions	7.61	(3.20)	(1.09)	(0.09)	7.23
TOTAL FROM INVESTMENT OPERATIONS	7.85	(2.94)	(1.02)	0.02	7.32
Less Distributions:
Distributions from net investment income	(0.37)	(0.26)	(0.08)	(0.18)	(0.01)
Net Asset Value, End of Period	$34.30	$26.82	$30.02	$31.12	$31.28
Total Return[2]	29.63%	(9.85)%	(3.29)%	0.06%	30.57%
Ratios to Average Net Assets:
Net expenses	1.97%[3]	1.96%[3]	1.96%	1.97%	2.12%
Net investment income (loss)	0.79%	0.90%	0.22%	0.34%	0.35%
Expense waiver/reimbursement[4]	0.23%	0.24%	0.24%	0.26%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$121,775	$100,153	$147,373	$100,558	$55,168
Portfolio turnover	10%	34%[5]	2%	4%	5%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.97% and 1.96% for the years ended November 30, 2017 and 2016, respectively, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,				Period Ended 11/30/2013[1]
	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$28.75	$32.11	$33.32	$33.47	$27.08
Income From Investment Operations:
Net investment income (loss)[2]	0.48	0.41	0.33	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts and foreign currency transactions	8.09	(3.38)	(1.23)	0.31	6.42
TOTAL FROM INVESTMENT OPERATIONS	8.57	(2.97)	(0.90)	0.21	6.39
Less Distributions:
Distributions from net investment income	(0.59)	(0.39)	(0.31)	(0.36)	—
Net Asset Value, End of Period	$36.73	$28.75	$32.11	$33.32	$33.47
Total Return[3]	30.35%	(9.35)%	(2.72)%	0.64%	23.60%
Ratios to Average Net Assets:
Net expenses	1.40%[4]	1.40%[4]	1.39%	1.42%	1.44%[5]
Net investment income (loss)	1.45%	1.45%	0.98%	(0.31)%	(0.22)%[5]
Expense waiver/reimbursement[6]	0.40%	0.40%	0.40%	0.45%	0.46%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$58,351	$52,007	$54,555	$48,227	$317
Portfolio turnover	10%	34%[7]	2%	4%	5%[8]
1	Reflects operations for the period June 24, 2013 (date of initial investment) to November 30, 2013.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.40% and 1.40% for the years ended November 30, 2017 and 2016, respectively, after taking into account this expense reduction.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
7	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended November 30, 2013.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$29.03	$32.41	$33.52	$33.57	$25.71
Income From Investment Operations:
Net investment income[1]	0.63	0.66	0.41	0.43	0.40
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts and foreign currency transactions	8.16	(3.53)	(1.17)	(0.08)	7.73
TOTAL FROM INVESTMENT OPERATIONS	8.79	(2.87)	(0.76)	0.35	8.13
Less Distributions:
Distributions from net investment income	(0.72)	(0.51)	(0.35)	(0.40)	(0.27)
Net Asset Value, End of Period	$37.10	$29.03	$32.41	$33.52	$33.57
Total Return[2]	30.94%	(8.95)%	(2.28)%	1.04%	31.89%
Ratios to Average Net Assets:
Net expenses	0.96%[3]	0.96%[3]	0.96%	0.96%	1.12%
Net investment income (loss)	1.87%	1.98%	1.22%	1.30%	1.39%
Expense waiver/reimbursement[4]	0.17%	0.19%	0.17%	0.18%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,136,864	$798,168	$1,379,228	$886,511	$370,569
Portfolio turnover	10%	34%[5]	2%	4%	5%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.96% and 0.96% for the years ended November 30, 2017 and 2016, respectively, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,				Period Ended 11/30/2013[1]
	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$29.00	$32.37	$33.48	$33.51	$30.30
Income From Investment Operations:
Net investment income[2]	0.63	0.52	0.50	0.53	0.03
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts and foreign currency transactions	8.17	(3.37)	(1.25)	(0.16)	3.18
TOTAL FROM INVESTMENT OPERATIONS	8.80	(2.85)	(0.75)	0.37	3.21
Less Distributions:
Distributions from net investment income	(0.73)	(0.52)	(0.36)	(0.40)	—
Net Asset Value, End of Period	$37.07	$29.00	$32.37	$33.48	$33.51
Total Return[3]	31.03%	(8.90)%	(2.25)%	1.11%	10.59%
Ratios to Average Net Assets:
Net expenses	0.91%[4]	0.90%[4]	0.90%	0.91%	0.94%[5]
Net investment income	1.90%	1.94%	1.49%	1.58%	0.28%[5]
Expense waiver/reimbursement[6]	0.15%	0.14%	0.15%	0.17%	0.21%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$204,809	$147,243	$105,259	$55,808	$4,173
Portfolio turnover	10%	34%[7]	2%	4%	5%[8]
1	Reflects operations for the period August 5, 2013 (date of initial investment) to November 30, 2013.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.91% and 0.90% for the years ended November 30, 2017 and 2016, respectively, after taking into account this expense reduction.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
7	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended November 30, 2013.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Assets and Liabilities
November 30, 2017
Assets:
Total investment in securities, at value including $50,638,210 of securities loaned and $314,241,435 of investment in affiliated holdings (identified cost $1,628,149,329)		$2,045,786,922
Restricted cash (Note 2)		5,224,431
Cash denominated in foreign currencies (identified cost $152,228)		152,220
Income receivable		6,106,617
Receivable for shares sold		3,149,984
Receivable for investments sold		1,311
Receivable for daily variation margin on futures contracts		1,190,457
TOTAL ASSETS		2,061,611,942
Liabilities:
Payable for collateral due to broker for securities lending	$54,153,083
Payable for shares redeemed	9,353,850
Payable for investments purchased	1,624
Payable for other service fees (Notes 2 and 5)	120,939
Payable for distribution services fee (Note 5)	100,810
Payable to adviser (Note 5)	45,278
Payable for administrative fee (Note 5)	4,395
Accrued expenses (Note 5)	614,795
TOTAL LIABILITIES		64,394,774
Net assets for 54,204,696 shares outstanding		$1,997,217,168
Net Assets Consists of:
Paid-in capital		$1,743,926,643
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		438,492,110
Accumulated net realized loss on investments, foreign exchange contracts, futures contracts and foreign currency transactions		(195,079,029)
Undistributed net investment income		9,877,444
TOTAL NET ASSETS		$1,997,217,168
Annual Shareholder Report
21

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($451,829,381 ÷ 12,213,396 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$36.99
Offering price per share (100/94.50 of $36.99)	$39.14
Redemption proceeds per share	$36.99
Class B Shares:
Net asset value per share ($23,588,373 ÷ 685,432 shares outstanding) $0.001 par value, 50,000,000 shares authorized	$34.41
Offering price per share	$34.41
Redemption proceeds per share (94.50/100 of $34.41)	$32.52
Class C Shares:
Net asset value per share ($121,774,927 ÷ 3,549,886 shares outstanding) $0.001 par value, 50,000,000 shares authorized	$34.30
Offering price per share	$34.30
Redemption proceeds per share (99.00/100 of $34.30)	$33.96
Class R Shares:
Net asset value per share ($58,350,945 ÷ 1,588,691 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$36.73
Offering price per share	$36.73
Redemption proceeds per share	$36.73
Institutional Shares:
Net asset value per share ($1,136,864,060 ÷ 30,642,356 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$37.10
Offering price per share	$37.10
Redemption proceeds per share	$37.10
Class R6 Shares:
Net asset value per share ($204,809,482 ÷ 5,524,935 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$37.07
Offering price per share	$37.07
Redemption proceeds per share	$37.07
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Operations
Year Ended November 30, 2017
Investment Income:
Dividends (including $1,625,626 received from an affiliated holding, see footnotes to Portfolio of Investments (and net of foreign taxes withheld of $3,433,813))		$47,193,323
Net income on securities loaned (includes $228,116 received from affiliated holdings related to cash collateral balances, see footnotes to Portfolio of Investments)		653,032
TOTAL INCOME		47,846,355
Expenses:
Investment adviser fee (Note 5)	$15,425,466
Administrative fee (Note 5)	1,355,032
Custodian fees	300,149
Transfer agent fees (Note 2)	1,827,015
Directors'/Trustees' fees (Note 5)	16,941
Auditing fees	35,985
Legal fees	11,674
Distribution services fee (Note 5)	1,208,372
Other service fees (Notes 2 and 5)	1,351,118
Portfolio accounting fees	216,698
Share registration costs	103,078
Printing and postage	101,259
Taxes	37,075
Miscellaneous (Note 5)	163,222
TOTAL EXPENSES	22,153,084
Annual Shareholder Report
23

Statement of Operations–continued
Waivers, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(2,463,701)
Waiver/reimbursements of other operating expenses (Notes 2 and 5)	(791,881)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(675)
TOTAL WAIVERS, REIMBURSEMENTS AND REDUCTION		$(3,256,257)
Net expenses			$18,896,827
Net investment income			28,949,528
Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Contracts, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments (including realized gain of $19,738 on sales of investments in an affiliated holding) and foreign currency transactions			43,170,259
Net realized loss on foreign exchange contracts			(4,380,422)
Net realized gain on futures contracts			17,498,538
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency (including change in unrealized appreciation of ($39,405) on investments in an affiliated holding)			370,750,125
Net change in unrealized appreciation of foreign exchange contracts			(15,549,663)
Net change in unrealized appreciation of futures contracts			11,209,129
Net realized and unrealized gain on investments, foreign exchange contracts, futures contracts and foreign currency transactions			422,697,966
Change in net assets resulting from operations			$451,647,494
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Statement of Changes in Net Assets
Year Ended November 30	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$28,949,528	$37,116,501
Net realized gain (loss) on investments, foreign exchange contracts, futures contracts and foreign currency transactions	56,288,375	(243,313,619)
Net change in unrealized appreciation/depreciation of investments, foreign exchange contracts, futures contracts and translation of assets and liabilities in foreign currency	366,409,591	(32,881,609)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	451,647,494	(239,078,727)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(9,997,728)	(10,615,976)
Class B Shares	(293,569)	(201,932)
Class C Shares	(1,315,584)	(1,311,606)
Class R Shares	(1,061,981)	(665,013)
Institutional Shares	(18,863,353)	(22,262,256)
Class R6 Shares	(3,518,584)	(2,251,212)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(35,050,799)	(37,307,995)
Share Transactions:
Proceeds from sale of shares	601,558,767	799,094,765
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated InterContinental Fund	115,212,088	—
Net asset value of shares issued to shareholders in payment of distributions declared	29,493,293	29,089,469
Cost of shares redeemed	(765,579,731)	(1,451,561,409)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(19,315,583)	(623,377,175)
Change in net assets	397,281,112	(899,763,897)
Net Assets:
Beginning of period	1,599,936,056	2,499,699,953
End of period (including undistributed net investment income of $9,877,444 and $19,462,852, respectively)	$1,997,217,168	$1,599,936,056
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
25

Notes to Financial Statements
November 30, 2017
1. Organization
Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Leaders Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term capital growth.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
On August 25, 2017, the Fund acquired all of the net assets of Federated InterContinental Fund (the “Acquired Fund”), an open-end investment company in a tax-free reorganization, in exchange for Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares of the Fund. In connection with the acquisition, the Acquired Fund's Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares were exchanged for Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares of the Fund, respectively. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund's realized gains and losses with amounts distributable to shareholders for tax purposes.
For all Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares of the Acquired Fund exchanged, a shareholder of the Acquired Fund received approximately 1.48, 1.60, 1.59, 1.47 and 1.47, of the Fund's Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares, respectively.
The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
3,369,173	$115,212,088	$2,289,333	$1,736,845,113	$1,852,057,201
1	Unrealized Appreciation is included in the Net Assets Received amount shown above.
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Assuming the acquisition had been completed on December 1, 2016, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended November 30, 2017, are as follows:
Net investment income*	$31,609,332
Net realized gain on investments	$446,639,437
Net increase in net assets resulting from operations	$478,248,769
*	Net investment income reflects $1,301,239 of pro forma eliminated expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of revenue and earnings of the Acquired Fund that has been included in the Fund's Statement of Operations as of November 30, 2017.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not
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representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corp. (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
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■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class R Shares,
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Institutional Shares and Class R6 Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. The detail of the total fund expense waivers, reimbursements and reduction of $3,256,257 is disclosed in various locations in this Note 2, Note 5 and Note 6.
For the year ended November 30, 2017, the Fund's former custodian reimbursed $16,111 of custody fees.
For the year ended November 30, 2017, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$569,103	$(225,173)
Class B Shares	35,805	(18,932)
Class C Shares	160,396	(79,376)
Class R Shares	150,775	(1,634)
Institutional Shares	879,976	(221,897)
Class R6 Shares	30,960	—
TOTAL	$1,827,015	$(547,012)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time.
For the year ended November 30, 2017, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,041,057
Class B Shares	53,291
Class C Shares	256,770
TOTAL	$1,351,118
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund
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recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at the period end are listed after the Fund's Portfolio of Investments.
The average notional value of long futures contracts held by the Fund throughout the period was $125,115,054. This is based on amounts held as of each month-end throughout the fiscal year.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.
The securities lending agreement permits the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts, but gross. The cash collateral received by the Fund exceeds the
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market value of the securities loaned, reducing the net settlement amount to zero. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund. As of November 30, 2017, securities subject to this type of arrangement and related collateral was as follows:
Market Value of Securities Loaned	Market Value of Collateral
$50,638,210	$54,153,083
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage country, currency and market risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
At November 30, 2017, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $3,444,893 and $1,601,289, respectively. This is based on the amounts held as of each month-end throughout the fiscal year.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
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Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Asset
Derivatives not accounted for as hedging instruments under ASC Topic 815	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable for daily variation margin on futures contracts	$20,722,486*
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts	Total
Foreign exchange contracts	$—	$(4,380,422)	$(4,380,422)
Equity contracts	$17,498,538	$—	$17,498,538
TOTAL	$17,498,538	$(4,380,422)	$13,118,116

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts	Total
Foreign exchange contracts	$—	$(15,549,663)	$(15,549,663)
Equity contracts	$11,209,129	$—	$11,209,129
TOTAL	$11,209,129	$(15,549,663)	$(4,340,534)
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Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. capital stock
The following tables summarize capital stock activity:
Year Ended November 30	2017		2016
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,539,426	$84,381,552	4,656,184	$134,601,420
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated InterContinental Fund	1,085,236	37,560,054	—	—
Shares issued to shareholders in payment of distributions declared	312,101	9,147,691	316,090	9,798,790
Shares redeemed	(8,407,055)	(265,332,754)	(12,608,452)	(363,543,037)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(4,470,292)	$(134,243,457)	(7,636,178)	$(219,142,827)

Year Ended November 30	2017		2016
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	50,868	$1,621,026	83,436	$2,265,746
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated InterContinental Fund	50,604	1,631,979	—	—
Shares issued to shareholders in payment of distributions declared	8,892	244,100	5,719	166,255
Shares redeemed	(157,818)	(4,834,550)	(277,705)	(7,468,667)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(47,454)	$(1,337,445)	(188,550)	$(5,036,666)

Year Ended November 30	2017		2016
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	592,556	$18,721,097	774,052	$21,251,201
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated InterContinental Fund	563,627	18,120,639	—	—
Shares issued to shareholders in payment of distributions declared	43,034	1,177,408	40,870	1,182,761
Shares redeemed	(1,383,354)	(41,631,475)	(1,989,385)	(53,337,025)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(184,137)	$(3,612,331)	(1,174,463)	$(30,903,063)
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Year Ended November 30	2017		2016
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	351,749	$11,495,333	625,877	$17,938,984
Shares issued to shareholders in payment of distributions declared	32,012	933,162	19,721	608,595
Shares redeemed	(604,277)	(19,716,729)	(535,534)	(15,300,764)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(220,516)	$(7,288,234)	110,064	$3,246,815

Year Ended November 30	2017		2016
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	12,829,993	$421,157,684	17,914,397	$520,896,931
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated InterContinental Fund	1,466,520	50,859,008	—	—
Shares issued to shareholders in payment of distributions declared	516,376	15,140,141	511,434	15,869,787
Shares redeemed	(11,666,248)	(378,385,175)	(33,489,579)	(963,760,964)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	3,146,641	$108,771,658	(15,063,748)	$(426,994,246)

Year Ended November 30	2017		2016
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,841,569	$64,068,840	3,446,157	$102,140,483
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated InterContinental Fund	203,186	7,040,408	—	—
Shares issued to shareholders in payment of distributions declared	97,363	2,850,789	47,218	1,463,281
Shares redeemed	(1,693,728)	(55,565,811)	(1,668,136)	(48,150,952)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	448,390	$18,394,226	1,825,239	$55,452,812
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,327,368)	$(19,315,583)	(22,127,636)	$(623,377,175)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions and expiration of capital loss carryforwards.
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For the year ended November 30, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(10,945,135)	$(3,484,137)	$14,429,272
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2017 and 2016, were as follows:
	2017	2016
Ordinary income	$35,050,799	$37,307,995
As of November 30, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$9,877,131
Net unrealized appreciation	$427,457,176
Capital loss carryforwards	$(184,043,782)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and market-to-market on forward transactions.
At November 30, 2017, the cost of investments for federal tax purposes was $1,637,903,183. The net unrealized appreciation of investments for federal tax purposes was $427,324,832. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $443,015,809 and net unrealized depreciation from investments for those securities having an excess of cost over value of $15,690,977.
At November 30, 2017, the Fund had a capital loss carryforward of $184,043,782 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$65,180,595	$118,863,187	$184,043,782
Capital loss carryforwards of $10,945,135 expired during the year ended November 30, 2017.
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5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2017, the Adviser waived $2,268,550 of its fee, reimbursed $547,012 of transfer agent fees and voluntarily reimbursed $89,663 of other operating expenses.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2017, the Adviser reimbursed $195,151.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2017, distribution services fees for the Fund were as follows:
	Distribution Service Fees Incurred	Distribution Services Fees Waived
Class B Shares	$159,871	$—
Class C Shares	770,311	—
Class R Shares	278,190	(139,095)
TOTAL	$1,208,372	$(139,095)
For the year ended November 30, 2017, FSC retained $70,696 of fees paid by the Fund. For the year ended November 30, 2017, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Directors. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2017, FSC retained $43,032 in sales charges from the sale of Class A Shares. FSC also retained $1,119, $45,674 and $10,427 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended November 30, 2017, FSSC received $64,452 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2018, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, tax reclaim recovery fees, proxy-related
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expenses and extraordinary expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.22%, 1.97%, 1.97%, 1.41%, 0.96% and 0.91% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities, and Statement of Operations, respectively.
6. EXPENSE REDUCTION
The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2017, the Fund's expenses were reduced by $675 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2017, were as follows:
Purchases	$149,508,802
Sales	$441,890,848
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2017, the Fund had no outstanding loans. During the year ended November 30, 2017, the Fund did not utilize the LOC.
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9. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2017, there were no outstanding loans. During the year ended November 30, 2017, the program was not utilized.
11. Subsequent events
On December 1, 2017, Class B Shares were closed to new accounts and to new investors. Effective February 1, 2018, Class B Shares will be closed to exchanges from Class B Shares of other Federated Funds and to new purchases made by existing shareholders (excluding reinvestment of dividends and capital gains).
12. FEDERAL TAX INFOrmation (unaudited)
For the year ended November 30, 2017, 100.00% of total ordinary income distributions paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2017, 2.37% qualify for the dividend received deduction available to corporate shareholders.
If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to its shareholders credits for foreign taxes paid. For the fiscal year ended November 30, 2017, the Fund derived $49,426,426 of gross income from foreign sources and paid foreign taxes of $3,410,520.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated WORLD INVESTMENT SERIES, inc. AND SHAREHOLDERS OF federated INTERNATIONAL LEADERS fund:
We have audited the accompanying statement of assets and liabilities of Federated International Leaders Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Leaders Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 24, 2018
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2017	Ending Account Value 11/30/2017	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000.00	$1,093.10	$6.40
Class B Shares	$1,000.00	$1,088.90	$10.32
Class C Shares	$1,000.00	$1,088.90	$10.32
Class R Shares	$1,000.00	$1,092.20	$7.40
Institutional Shares	$1,000.00	$1,094.70	$5.04
Class R6 Shares	$1,000.00	$1,094.80	$4.78
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000.00	$1,018.95	$6.17
Class B Shares	$1,000.00	$1,015.19	$9.95
Class C Shares	$1,000.00	$1,015.19	$9.95
Class R Shares	$1,000.00	$1,018.00	$7.13
Institutional Shares	$1,000.00	$1,020.26	$4.86
Class R6 Shares	$1,000.00	$1,020.51	$4.61
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.22%
Class B Shares	1.97%
Class C Shares	1.97%
Class R Shares	1.41%
Institutional Shares	0.96%
Class R6 Shares	0.91%
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In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
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Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
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Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2017
Federated International Leaders Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board of Directors (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the
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Board also considered management fees charged to institutional and other clients of Federated Global Investment Management Corp. (the “Adviser”) and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent directors without management present, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
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audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk
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associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
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For the periods covered by the Senior Officer's Evaluation, the Fund's performance for the five-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year and three-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
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The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
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The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Leaders Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U847
CUSIP 31428U839
CUSIP 31428U821
CUSIP 31428U599
CUSIP 31428U623
CUSIP 31428U581
G02455-03 (1/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
Annual Shareholder Report
November 30, 2017
Share Class | Ticker	A | ISCAX	B | ISCBX	C | ISCCX	Institutional | ISCIX

Federated International Small-Mid Company Fund
Fund Established 1996

A Portfolio of Federated World Investment Series, Inc.
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2016 through November 30, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated International Small-Mid Company Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2017, was 34.46% for Class A Shares, 33.37% for Class B Shares, 33.41% for Class C Shares and 34.75% for the Institutional Shares. The total return for the MSCI ACWI Ex USA SMID Index (the “MSCI Index”)1 was 29.04% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI Index.
During the reporting period, the Fund's investment strategy focused on: (a) smaller to mid-sized capitalized companies; (b) stock selection; and (c) currency allocation. These were the most significant factors affecting the Fund's performance relative to the MSCI Index.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
The global equity market2 grew steadily during the reporting period, reflected by strong performance of many major indexes including the MSCI All Country World Index, S&P 500 Index, the Dow Jones Industrial Average and the Nasdaq Composite Index.
In the U.S., the strong performance of the equity indexes stemmed from expectations for a more business-friendly environment following the election of Donald Trump and a Republican Congress. The Federal Reserve (the “Fed”) remained accommodative even as it moved toward monetary policy normalization. Accelerating growth and earnings over the spring and summer months also fed the rally. There were political stumbles as attempts to repeal and replace health-care policies adopted during the Obama administration failed to gain legislative traction. Tax reform efforts were gaining momentum as the reporting period was ending, helping further boost investors' spirits and the broad market to new highs. Despite stubbornly low inflation, the Fed raised its target interest rate three times over the reporting period, citing improved manufacturing, robust employment and expanded spending by businesses and consumers. The federal funds target rate ended the reporting period in a range of 1-1.25%, with the Fed acting further to reduce policy accommodation by beginning to pare its mammoth balance sheet.
Better economic data in the eurozone suggested initial concerns about the U.K. leaving the European Union (Brexit) may have been overblown. Both consumer and business sentiment in the EU were resilient, driven by increased household consumption and manufacturing activity. Given the optimistic outlook, the European Central Bank (ECB) indicated conditions may soon allow for the easing of extraordinary stimulus through a gradual reduction in its
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bond purchase program. A strong showing by an anti-EU contingent in the French elections raised concerns that France might follow the U.K. path; however, these fears greatly subsided when centrist Emmanuel Macron won France's presidential election. In Germany, the reelection of Chancellor Angela Merkel did not help alleviate the impact of the stronger euro on business and investor confidence as she lost her majority and struggled to form a governing coalition. A snap election called for by the U.K.'s Prime Minister Theresa May also failed to bolster her party's clout, further complicating Brexit. The Bank of England raised its benchmark rate at its November meeting but signaled that future increases will be limited and gradual after GDP growth slowed to a four year low of 1.5%. Economic data was mixed after unemployment fell to a 42-year low, inflation climbed above its preferred 2% level and productivity suffered from uncertainty related to Brexit. In Spain, tension was high following Catalonia's bid for independence through an October referendum which was later deemed illegal by Madrid. Spain's government responded by taking control of the region and imposing direct rule amid clashes with citizens and arrests of pro-independence leadership.
The economic landscape of Japan improved over the course of the reporting period. The Bank of Japan took a different approach to stimulating the country's economy by attempting to steepen the yield curve by maintaining negative short rates, keeping benchmark government bond yields close to zero and expanding the monetary base until inflation exceeds 2%. While headline inflation was not expected to reach that level immediately, core inflation turned positive for the first time in more than a year. Japan's labor market remained tight, with the unemployment level dipping near a 23-year low, revealing an economy on solid footing, expanding for the ninth straight quarter.
China's efforts to transform itself into a more consumer and service-related economy were met with some success in the reporting period as fiscal and monetary policies helped to stabilize its markets. Concern about the high level of corporate debt continued to loom, but the government demonstrated that non-performing loan issues would be managed in an orderly fashion. Policymakers also announced more measures meant to reduce the likelihood of a real estate bubble. As a result, the world's second largest economy remained a crucial engine of global and regional growth. Toward the end of the reporting period, China's economy showed signs of moderating, with a slowdown in industrial production, retail sales and fixed-asset investment.
Latin America exhibited improved performance in the reporting period. Brazil exited two years of deep recession as industrial output and job growth turned positive. Declining inflation also allowed Brazil's central bank to cut its benchmark rate, which combined with growth fueled by agriculture and exports of goods and services. In Mexico, concerns lingered over the future of the North American Free Trade Agreement. Inflation also continued to be a concern, with the Banco de Mexico increasing its benchmark rate again in June for the seventh straight meeting. However, this narrative took an encouraging
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turn as the reporting period came to a close, in part because it appeared the Trump administration's policies would not have a negative effect on the country as its rhetoric may have suggested. That prompted the Mexican central bank to lift its 2018 growth forecast, predict inflation had peaked and hold off on further rate increases.
Fund Performance
During the reporting period, the Fund outperformed the MSCI Index. Overall, nearly all of the outperformance was driven by stock selection. Positive stock selection was seen across most sectors but was most notable in the Industrials, Healthcare and Financials sectors. By country, Japan, France and Germany were the top three positive contributors.
In the Industrials sector, stocks that were among top performers include Rheinmetall AG and Daifuku Co., Ltd. The positive contribution from Rheinmetall AG stemmed from continued market share gains in both its defense and automotive businesses. Rheinmetall AG remained well positioned as a dual beneficiary of rising defense budgets globally and continued cyclical growth of the automotive market. Japan's Daifuku Co., Ltd. was the Fund's top contributor during the reporting period. The company, which manufactures products geared towards automation in manufacturing and distribution, continues to benefit from strong structural growth drivers such as e-commerce and warehouse automation.
Positive contributions also came from stock selection in the Heath Care and Financials sectors. Chugai Pharmaceutical Co., Ltd. and Ipsen SA were the Fund's top performing Health Care holdings. Both are biotech companies that have developed innovative drug pipelines. Chugai Pharmaceutical Co., which continues to grow internationally through its partnership with Roche Holding AG, also reported positive trial data for key pipeline drugs Hemlibra and Actemra. Ipsen SA remains a market leader in oncology treatment and upcoming launches of Cabometyx (renal cancer) and Onivyde (pancreatic) should continue to solidify their position.
The Fund's top performing Financials stocks include Erste Group Bank AG and London Stock Exchange Group PLC. Erste Group Bank AG has benefited from improving macroeconomic conditions in its Eastern European markets which have underpinned the bank's loan growth. London Stock Exchange Group PLC continued to deliver premium growth among the exchanges due to its leading positions in index management and wholesale derivatives clearing.
The only notable detractors were the Fund's stock selection in the Energy sector and the Fund's euro short currency forward.3 Despite holding an underweight position in the Energy sector which was the worst-performing sector in the MSCI Index, the Fund's high beta holdings, including Precision Drilling Corporation, underperformed as oil failed to breakout to higher levels. The Fund held a euro short forward to partially hedge against the large
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overweight positioning to the currency. This was gradually reduced throughout the reporting period as growth accelerated in the eurozone and the ECB began to discuss plans to reduce its monthly asset purchases. The decision to reduce the hedge mitigated the detraction to less than one half of a percent.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MSCI Index.
2	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.
3	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Small-Mid Company Fund (the “Fund”) from November 30, 2007 to November 30, 2017, compared to the MSCI ACWI ex USA SMID Cap Index (MSCI Index).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2017
■  Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
■  Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge=$9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 11/30/2017
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	27.08%	8.18%	2.07%
Class B Shares	27.87%	8.26%	2.00%
Class C Shares	32.41%	8.55%	1.84%
Institutional Shares[3]	34.75%	9.64%	2.86%
MSCI Index	29.04%	9.30%	3.30%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The MSCI Index captures mid- and small-cap representation across developed market countries (excluding the U.S.) and emerging markets countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The Fund's Institutional Shares commenced operations on March 31, 2008. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.
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Portfolio of Investments Summary Tables (unaudited)
At November 30, 2017, the Fund's portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
Japan	21.1%
Germany	9.7%
United Kingdom	9.7%
France	9.4%
Switzerland	4.5%
Canada	4.0%
Ireland	2.9%
Italy	2.7%
Hong Kong	2.3%
Thailand	2.3%
Australia	2.2%
Brazil	2.1%
Taiwan	2.1%
United States	2.0%
Netherlands	1.9%
Spain	1.9%
South Korea	1.8%
Mexico	1.6%
Sweden	1.5%
India	1.4%
Norway	1.3%
Austria	1.1%
Denmark	1.1%
Luxembourg	1.1%
Russia	1.0%
China	1.0%
Cayman Islands	0.9%
Israel	0.8%
Belgium	0.7%
Argentina	0.6%
Philippines	0.6%
Poland	0.5%
Singapore	0.4%
Turkey	0.4%
Finland	0.3%
Cash Equivalents[2]	1.5%
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Country (continued)	Percentage of Total Net Assets
Derivative Contracts[3,4]	(0.0)%
Other Assets and Liabilities—Net[5]	(0.4)%
TOTAL	100.0%
At November 30, 2017, the Fund's sector classification composition6 was as follows:
Sector Classification	Percentage of Total Net Assets
Industrials	20.0%
Consumer Discretionary	19.6%
Information Technology	14.9%
Financials	14.3%
Health Care	8.9%
Consumer Staples	6.1%
Materials	6.0%
Real Estate	3.1%
Telecommunication Services	2.6%
Energy	2.2%
Utilities	1.2%
Cash Equivalents[2]	1.5%
Derivative Contracts[3,4]	(0.0)%
Other Assets and Liabilities—Net[5]	(0.4)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative Contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Represents less than 0.1%.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
6	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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Portfolio of Investments
November 30, 2017
Shares			Value in U.S. Dollars
		COMMON STOCKS—98.9%
		Argentina—0.6%
16,000	[1]	Empresa Distribuidora y Comercializadora Norte SA, ADR	$714,240
10,000	[1]	Loma Negra Cia Industrial Argentina SA, ADR	220,800
		TOTAL	935,040
		Australia—2.2%
275,000		Bapcor Ltd.	1,235,530
217,667		Link Administration Holdings Ltd.	1,413,002
604,184		Viva Energy REIT Ltd.	998,519
		TOTAL	3,647,051
		Austria—1.1%
42,573		Erste Group Bank AG	1,851,978
		Belgium—0.7%
111,081	[1]	X-Fab Silicon Foundries SE	1,217,546
		Brazil—2.1%
140,261	[1]	Centro de Imagem Diagnosticos SA (Alliar)	647,006
315,000		Localiza Rent A Car SA	1,927,462
34,000		Raia Drogasil SA	914,020
		TOTAL	3,488,488
		Canada—4.0%
50,236		Canadian Western Bank	1,425,524
90,000		HudBay Minerals, Inc.	653,645
134,183	[1]	Mitel Networks Corp.	1,049,418
53,700		North West Co., Inc./The	1,362,323
91,000		Pason Systems, Inc.	1,304,182
126,000		Whitecap Resources, Inc.	858,458
		TOTAL	6,653,550
		Cayman Islands—0.9%
714,000		Nexteer Automotive Group Ltd.	1,543,525
		China—1.0%
40,000	[1]	China Literature Ltd.	462,731
78,000	[1]	Sogou, Inc., ADR	959,400
200,000	[1]	YiXin Group Ltd.	183,863
		TOTAL	1,605,994
		Denmark—1.1%
20,000		Chr.Hansen Holding	1,816,795
Annual Shareholder Report
9

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Finland—0.3%
53,000	[1]	Rovio Entertainment Oy	$585,828
		France—9.4%
48,552		Accor SA	2,436,180
11,637	[1]	Advanced Accelerator Applications SA, ADR	946,670
9,850		Capgemini SE	1,135,950
32,871	[1]	Criteo SA, ADR	1,096,248
63,000		Edenred	1,802,880
5,400		Iliad SA	1,263,415
9,000		Ingenico Group	943,338
16,437		Ipsen SA	2,004,186
19,000		LISI Link Solutions for Industry	879,731
20,000	[1]	Solutions 30 SE	630,540
40,000		STMicroelectronics NV	908,177
10,880		Teleperformance	1,611,717
		TOTAL	15,659,032
		Germany—9.7%
17,000	[1]	Delivery Hero AG	787,402
14,500		Deutsche Boerse AG	1,644,018
28,000		Deutsche Wohnen AG	1,238,102
237,899		Deutz AG	1,983,795
13,963		GEA Group AG	674,004
15,464		HeidelbergerCement AG	1,645,699
30,000	[1]	JOST Werke AG	1,508,058
108,837		Kloeckner & Co. AG	1,282,152
15,745		Osram Licht AG	1,349,544
24,233		Rheinmetall AG	3,083,585
7,000	[1]	Siltronic AG	1,041,632
		TOTAL	16,237,991
		Hong Kong—2.3%
222,000		Dah Sing Financial Holdings Ltd.	1,425,035
407,500		Techtronic Industries Co.	2,360,505
		TOTAL	3,785,540
		India—1.4%
125,000		Dewan Housing Finance Corp. Ltd.	1,202,537
95,000		Vakrangee Ltd.	1,054,265
		TOTAL	2,256,802
Annual Shareholder Report
10

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Ireland—2.9%
309,000		Allied Irish Banks PLC	$2,004,572
14,200		Kerry Group PLC, Class A	1,486,530
43,922		Smurfit Kappa Group PLC	1,403,218
		TOTAL	4,894,320
		Israel—0.8%
14,454		NICE Ltd., ADR	1,264,870
		Italy—2.7%
10,000		DiaSorin SPA	921,316
151,881		Infrastrutture Wireless Italiane SPA	1,174,415
72,015	[1]	Yoox Net-A-Porter Group	2,354,488
		TOTAL	4,450,219
		Japan—21.1%
35,600		Aisin Seiki Co.	1,915,660
25,500		Alps Electric Co.	816,706
49,000		Chugai Pharmaceutical Co. Ltd.	2,545,097
42,400		Daifuku Co.	2,318,035
9,300		Disco Corp.	2,075,102
46,000		Don Quijote Holdings Co. Ltd.	2,216,413
61,000		Doutor Nichires Holdings Co. Ltd.	1,460,241
30,100		Horiba Ltd.	1,887,376
1,720		Japan Hotel REIT Investment Corp.	1,197,472
63,400		JSR Corp.	1,218,653
42,200		Kanamoto Co. Ltd.	1,457,715
17,600		Kusuri No Aoki Holdings Co. Ltd.	1,075,274
70,300		Kyowa Hakko Kirin Co. Ltd.	1,337,507
13,600		Matsumotokiyoshi Holdings Co. Ltd.	1,127,753
11,300		Nidec Corp.	1,546,602
12,000		Nitori Holdings Co. Ltd.	1,963,786
54,800		Persol Holdings Co. Ltd.	1,285,984
38,500		Sompo Japan Nipponkoa Holdings, Inc.	1,554,467
32,800		Square Enix Holdings Co. Ltd.	1,504,514
62,000		Taiyo Nippon Sanso Corp.	854,942
43,600		THK Co. Ltd.	1,626,859
7,400		Tsuruha Holdings, Inc.	1,024,932
30,000		United Arrows Ltd.	1,132,116
		TOTAL	35,143,206
Annual Shareholder Report
11

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Luxembourg—1.1%
350,000		B&M European Value Retail SA	$1,808,551
		Mexico—1.6%
105,000		Gruma SA, Class B	1,300,728
241,316		Infraestructura Energetica Nova, SAB de C.V	1,319,425
		TOTAL	2,620,153
		Netherlands—1.9%
55,534		ABN AMRO Group NV, GDR	1,643,657
36,238		NN Group NV	1,592,773
		TOTAL	3,236,430
		Norway—1.3%
33,000		Schibsted ASA, Class A	887,927
116,709	[1]	Sparebank 1 Oestlandet	1,241,545
		TOTAL	2,129,472
		Philippines—0.6%
190,000		Jollibee Foods Corp.	920,941
		Poland—0.5%
44,000	[1]	Dino Polska Spolka	908,915
		Russia—1.0%
360,000		Moscow Exchange MICEX-RTS PJSC	765,569
26,000	[1,2]	X5 Retail Group NV, GDR	963,400
		TOTAL	1,728,969
		Singapore—0.4%
60,000	[1]	Sea Ltd., ADR	696,000
		South Korea—1.8%
22,000		Korea Aerospace Industry	1,011,924
6,400		Mando Corp.	1,956,554
		TOTAL	2,968,478
		Spain—1.9%
77,234		Cellnex Telecom SAU	1,901,820
50,000		Cia de Distribucion Integral Logista Holdings	1,200,685
		TOTAL	3,102,505
		Sweden—1.5%
160,000		Dometic Group AB	1,525,809
16,000		Evolution Gaming Group AB	1,057,748
		TOTAL	2,583,557
		Switzerland—4.5%
11,300	[1]	Dufry AG	1,628,281
Annual Shareholder Report
12

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Switzerland—continued
25,882		Julius Baer Group AG	$1,522,056
15,500	[1]	Landis+Gyr Group AG	1,134,972
7,000		Lonza Group AG	1,828,790
6,900		Tecan AG	1,421,382
		TOTAL	7,535,481
		Taiwan—2.1%
122,000		AirTac International Group	2,086,362
110,000		Gourmet Master Co. Ltd.	1,386,019
		TOTAL	3,472,381
		Thailand—2.3%
650,000		Central Pattana PCL, GDR	1,602,763
1,500,000		CH. Karnchang Public Co. Ltd., GDR	1,193,203
735,000		Minor International PCL, GDR	979,104
		TOTAL	3,775,070
		Turkey—0.4%
48,000	[1]	Logo Yazilim Sanayi Ve Ticar	687,816
		United Kingdom—9.7%
63,500		Anglo American PLC	1,168,270
97,997		Ashtead Group PLC	2,518,978
22,600	[1]	ASOS PLC	1,853,361
18,282		Croda International PLC	1,057,388
23,605	[1]	Dialog Semiconductor PLC	856,763
43,374		London Stock Exchange Group PLC	2,219,357
161,450		PageGroup PLC	1,030,940
12,010		Rightmove PLC	654,865
33,419		Shire PLC	1,657,757
106,636		St. James's Place Capital PLC	1,751,664
148,282		Wood Group (John) PLC	1,452,072
		TOTAL	16,221,415
		United States—2.0%
19,000	[1]	Arch Capital Group Ltd.	1,799,110
17,955	[1]	LivaNova PLC	1,565,317
		TOTAL	3,364,427
		TOTAL COMMON STOCKS (IDENTIFIED COST $118,854,860)	164,798,336
Annual Shareholder Report
13

Shares			Value in U.S. Dollars
		INVESTMENT COMPANY—1.5%
2,483,254	[3]	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 1.23%[4] (IDENTIFIED COST $2,483,502)	$2,483,502
		TOTAL INVESTMENT IN SECURITIES—100.4% (IDENTIFIED COST $121,338,362)[5]	167,281,838
		OTHER ASSETS AND LIABILITIES - NET—(0.4)%[6]	(669,076)
		TOTAL NET ASSETS—100%	$166,612,762
At November 30, 2017, the Fund had the following outstanding foreign exchange contract:
Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized (Depreciation)
Contracts Sold:
2/16/2018	JPMorgan	2,630,000 EUR	$3,107,694	$(38,738)
Unrealized Depreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Non-income-producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2017, these restricted securities amounted to $963,400, which represented 0.6% of total net assets.
3	Affiliated holding.
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended November 30, 2017, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2016	7,573,944
Purchases/Additions	48,494,345
Sales/Reductions	(53,585,035)
Balance of Shares Held 11/30/2017	2,483,254
Value	$2,483,502
Change in Unrealized Appreciation/Depreciation	$(704)
Net Realized Gain/(Loss)	$293
Dividend Income	$44,440
Annual Shareholder Report
14

4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $121,427,015.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2017, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$ 22,024,846	$ 142,773,490	$—	$164,798,336
Investment Company	2,483,502	—	—	2,483,502
TOTAL SECURITIES	$24,508,348	$142,773,490	$—	$167,281,838
Other Financial Instruments:[1]
Assets	$—	$—	$—	$—
Liabilities	—	(38,738)	—	(38,738)
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$(38,738)	$—	$(38,738)
1	Other financial instruments are foreign exchange contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
EUR	—Euro
GDR	—Global Depositary Receipt
PJSC	—Public Joint Stock Company
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$31.51	$39.32	$40.52	$48.45	$38.37
Income From Investment Operations:
Net investment income (loss)[1]	0.02	0.05	(0.21)	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	10.74	(3.59)	3.06	(1.83)	10.11
TOTAL FROM INVESTMENT OPERATIONS	10.76	(3.54)	2.85	(1.93)	10.08
Less Distributions:
Distributions from net investment income	—	(0.16)	—	(0.02)	—
Distributions from net realized gain on investments and foreign currency transactions	(0.29)	(4.11)	(4.05)	(5.98)	—
TOTAL DISTRIBUTIONS	(0.29)	(4.27)	(4.05)	(6.00)	—
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	—	—
Net Asset Value, End of Period	$41.98	$31.51	$39.32	$40.52	$48.45
Total Return[3]	34.46%	(10.16)%	7.98%	(4.79)%	26.27%
Ratios to Average Net Assets:
Net expenses	1.85%	1.76%	1.85%	1.85%	1.85%
Net investment income (loss)	0.05%	0.16%	(0.53)%	(0.25)%	(0.08)%
Expense waiver/reimbursement[4]	0.15%	0.22%	0.10%	0.09%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$102,872	$90,508	$127,260	$130,327	$156,639
Portfolio turnover	42%	39%	59%	49%	48%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$25.22	$32.39	$34.34	$42.26	$33.73
Income From Investment Operations:
Net investment income (loss)[1]	(0.20)	(0.18)	(0.42)	(0.39)	(0.33)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	8.52	(2.88)	2.52	(1.53)	8.86
TOTAL FROM INVESTMENT OPERATIONS	8.32	(3.06)	2.10	(1.92)	8.53
Less Distributions:
Distributions from net investment income	—	—	—	(0.02)	—
Distributions from net realized gain on investments and foreign currency transactions	(0.29)	(4.11)	(4.05)	(5.98)	—
TOTAL DISTRIBUTIONS	(0.29)	(4.11)	(4.05)	(6.00)	—
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	—	—
Net Asset Value, End of Period	$33.25	$25.22	$32.39	$34.34	$42.26
Total Return[3]	33.37%	(10.88)%	7.14%	(5.57)%	25.29%
Ratios to Average Net Assets:
Net expenses	2.65%	2.57%	2.65%	2.65%	2.65%
Net investment income (loss)	(0.70)%	(0.67)%	(1.30)%	(1.04)%	(0.89)%
Expense waiver/reimbursement[4]	0.11%	0.17%	0.05%	0.04%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,376	$1,955	$3,413	$4,363	$7,398
Portfolio turnover	42%	39%	59%	49%	48%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$25.19	$32.36	$34.31	$42.22	$33.70
Income From Investment Operations:
Net investment income (loss)[1]	(0.21)	(0.17)	(0.43)	(0.38)	(0.33)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	8.53	(2.89)	2.53	(1.53)	8.85
TOTAL FROM INVESTMENT OPERATIONS	8.32	(3.06)	2.10	(1.91)	8.52
Less Distributions:
Distributions from net investment income	—	—	—	(0.02)	—
Distributions from net realized gain on investments and foreign currency transactions	(0.29)	(4.11)	(4.05)	(5.98)	—
TOTAL DISTRIBUTIONS	(0.29)	(4.11)	(4.05)	(6.00)	—
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	—	—
Net Asset Value, End of Period	$33.22	$25.19	$32.36	$34.31	$42.22
Total Return[3]	33.41%	(10.89)%	7.15%	(5.55)%	25.28%
Ratios to Average Net Assets:
Net expenses	2.65%	2.56%	2.65%	2.65%	2.65%
Net investment income (loss)	(0.73)%	(0.64)%	(1.33)%	(1.05)%	(0.88)%
Expense waiver/reimbursement[4]	0.11%	0.17%	0.05%	0.04%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$15,937	$17,028	$22,681	$23,453	$27,858
Portfolio turnover	42%	39%	59%	49%	48%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$32.06	$39.95	$41.01	$48.88	$38.63
Income From Investment Operations:
Net investment income (loss)[1]	0.07	0.12	(0.13)	(0.02)	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	10.97	(3.66)	3.12	(1.85)	10.20
TOTAL FROM INVESTMENT OPERATIONS	11.04	(3.54)	2.99	(1.87)	10.25
Less Distributions:
Distributions from net investment income	—	(0.24)	—	(0.02)	—
Distributions from net realized gain on investments and foreign currency transactions	(0.29)	(4.11)	(4.05)	(5.98)	—
TOTAL DISTRIBUTIONS	(0.29)	(4.35)	(4.05)	(6.00)	—
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	—	—
Net Asset Value, End of Period	$42.81	$32.06	$39.95	$41.01	$48.88
Total Return[3]	34.75%	(10.00)%	8.25%	(4.61)%	26.53%
Ratios to Average Net Assets:
Net expenses	1.65%	1.56%	1.65%	1.66%	1.65%
Net investment income (loss)	0.18%	0.34%	(0.33)%	(0.04)%	0.13%
Expense waiver/reimbursement[4]	0.10%	0.17%	0.05%	0.04%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$46,428	$31,981	$38,830	$32,174	$28,847
Portfolio turnover	42%	39%	59%	49%	48%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on the net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Assets and Liabilities
November 30, 2017
Assets:
Investment in securities, at value including $2,483,502 of investment in an affiliated holding (identified cost $121,338,362)		$167,281,838
Cash denominated in foreign currencies (identified cost $1,207,892)		1,207,938
Income receivable		297,694
Receivable for shares sold		41,743
TOTAL ASSETS		168,829,213
Liabilities:
Payable for investments purchased	$1,753,662
Payable for capital gains taxes withheld	144,082
Payable for shares redeemed	51,378
Unrealized depreciation on foreign exchange contracts	38,738
Payable for portfolio accounting fees	56,280
Payable for share registration costs	40,995
Payable for distribution services fee (Note 5)	27,459
Payable for investment adviser fee (Note 5)	5,505
Payable for other service fees (Notes 2 and 5)	2,365
Payable for administrative fee (Note 5)	363
Accrued expenses (Note 5)	95,624
TOTAL LIABILITIES		2,216,451
Net assets for 4,056,205 shares outstanding		$166,612,762
Net Assets Consists of:
Paid-in capital		$110,480,487
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency (net of $160,231 deferred foreign tax)		45,911,644
Accumulated net realized gain on investments and foreign currency transactions		10,218,657
Undistributed net investment income		1,974
TOTAL NET ASSETS		$166,612,762
Annual Shareholder Report
20

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($102,872,081 ÷ 2,450,446 shares outstanding) $0.001 par value, 500,000,000 shares authorized	$41.98
Offering price per share (100/94.50 of $41.98)	$44.42
Redemption proceeds per share (98.00/100 of $41.98)	$41.14
Class B Shares:
Net asset value per share ($1,375,705 ÷ 41,371 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$33.25
Offering price per share	$33.25
Redemption proceeds per share (92.50/100 of $33.25)	$30.76
Class C Shares:
Net asset value per share ($15,937,360 ÷ 479,814 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$33.22
Offering price per share	$33.22
Redemption proceeds per share (97.00/100 of $33.22)	$32.22
Institutional Shares:
Net asset value per share ($46,427,616 ÷ 1,084,574 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$42.81
Offering price per share	$42.81
Redemption proceeds per share (98.00/100 of $42.81)	$41.95
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Operations
Year Ended November 30, 2017
Investment Income:
Dividends (including $44,440 received from an affiliated holding, see footnotes to Portfolio of Investments) (and net of foreign taxes withheld of $266,176)			$2,854,411
Expenses:
Investment adviser fee (Note 5)		$1,893,869
Administrative fee (Note 5)		119,754
Custodian fees		67,537
Transfer agent fees		244,301
Directors'/Trustees' fees (Note 5)		3,521
Auditing fees		35,985
Legal fees		10,756
Distribution services fee (Note 5)		372,104
Other service fees (Notes 2 and 5)		44,404
Portfolio accounting fees		134,624
Share registration costs		61,009
Printing and postage		33,815
Miscellaneous (Note 5)		51,490
TOTAL EXPENSES		3,073,169
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(142,937)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(60,486)
TOTAL WAIVERS AND REIMBURSEMENTS		(203,423)
Net expenses			2,869,746
Net investment income (loss)			(15,335)
Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Contracts and Foreign Currency Transactions:
Net realized gain on investments (including realized gain of $293 on sales of investments in an affiliated holding) and foreign currency transactions (net of $8,717 deferred foreign tax)			11,131,553
Net realized gain (loss) on foreign exchange contracts			(272,500)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized appreciation of $(704) on investments in an affiliated holding and net of $160,231 increase in deferred foreign tax)			34,165,571
Net change in unrealized appreciation of foreign exchange contracts			(370,143)
Net realized and unrealized gain on investments, foreign exchange contracts and foreign currency transactions			44,654,481
Change in net assets resulting from operations			$44,639,146
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Changes in Net Assets
Year Ended November 30	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(15,335)	$146,815
Net realized gain on investments, foreign exchange contracts and foreign currency transactions	10,859,053	2,216,550
Net change in unrealized appreciation/depreciation of investments, foreign exchange contracts and translation of assets and liabilities in foreign currency	33,795,428	(20,660,358)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	44,639,146	(18,296,993)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	—	(500,206)
Institutional Shares	—	(237,208)
Distributions from net realized gain on investments
Class A Shares	(820,119)	(13,155,301)
Class B Shares	(21,707)	(399,375)
Class C Shares	(190,987)	(2,844,113)
Institutional Shares	(287,702)	(4,102,385)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,320,515)	(21,238,588)
Share Transactions:
Proceeds from sale of shares	21,931,378	19,790,000
Net asset value of shares issued to shareholders in payment of distributions declared	1,187,900	19,216,463
Cost of shares redeemed	(41,300,628)	(50,183,847)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(18,181,350)	(11,177,384)
Redemption fees	4,051	742
Change in net assets	25,141,332	(50,712,223)
Net Assets:
Beginning of period	141,471,430	192,183,653
End of period (including undistributed (distributions in excess of) net investment income of $1,974 and $(623,087), respectively)	$166,612,762	$141,471,430
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
November 30, 2017
1. ORGANIZATION
Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Small-Mid Company Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Class B Shares were closed to new accounts/investors on June 1, 2015, and to new purchases/exchanges by existing shareholders on August 1, 2015. The investment objective of the Fund is to provide long-term growth of capital.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corp. (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
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The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities principally traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
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The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares and Class C Shares may bear distribution services fees and other service fees unique to those classes. The detail of the total fund expense waivers and reimbursements of $203,423 is disclosed in various locations in this Note 2 and Note 5.
For the year ended November 30, 2017, the Fund's former custodian reimbursed $5,650 of custody fees.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2017, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class B Shares	$3,988
Class C Shares	40,416
TOTAL	$44,404
For the year ended November 30, 2017, the Fund's Class A Shares did not incur other service fees.
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Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the State of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Funds will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Additional information on restricted securities held at November 30, 2017, is as follows:
Security	Acquisition Date	Cost	Market Value
X5 Retail Group NV, GDR	04/20/2017	$832,685	$963,400
Futures Contracts
The Fund purchases and sells financial futures contracts to manage country risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain
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or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
At November 30, 2017, the Fund had no outstanding futures contracts.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $146,151 and $82,903, respectively. This is based on the contracts held as of each month-end throughout the fiscal year.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
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Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts			Unrealized depreciation on foreign exchange contracts	$38,738
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Foreign Exchange Contracts
Foreign exchange contracts	$(272,500)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Contracts
Foreign exchange contracts	$(370,143)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
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3. Capital Stock
The following tables summarize capital stock activity:
Year Ended November 30	2017		2016
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	209,332	$7,705,070	188,620	$6,305,394
Shares issued to shareholders in payment of distributions declared	22,936	719,960	344,309	12,126,559
Shares redeemed	(654,450)	(23,467,110)	(896,452)	(29,718,270)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(422,182)	$(15,042,080)	(363,523)	$(11,286,317)

Year Ended November 30	2017		2016
Class B Shares:	Shares	Amount	Shares	Amount
Shares issued to shareholders in payment of distributions declared	858	$21,494	14,005	$397,749
Shares redeemed	(37,037)	(1,046,659)	(41,818)	(1,141,179)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(36,179)	$(1,025,165)	(27,813)	$(743,430)

Year Ended November 30	2017		2016
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	80,853	$2,346,174	102,898	$2,757,538
Shares issued to shareholders in payment of distributions declared	6,848	171,337	89,776	2,546,048
Shares redeemed	(283,939)	(8,106,158)	(217,499)	(5,765,792)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(196,238)	$(5,588,647)	(24,825)	$(462,206)

Year Ended November 30	2017		2016
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	305,443	$11,880,134	317,620	$10,727,068
Shares issued to shareholders in payment of distributions declared	8,613	275,109	115,910	4,146,107
Shares redeemed	(227,068)	(8,680,701)	(408,015)	(13,558,606)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	86,988	$3,474,542	25,515	$1,314,569
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(567,611)	$(18,181,350)	(390,646)	$(11,177,384)
Redemption Fees
The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees
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are recorded by the Fund as additions to paid-in capital. For the year ended November 30, 2017, the redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $2,539, $55, $534 and $923, respectively. For the year ended November 30, 2016, redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $472, $13, $107 and $150, respectively.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, passive foreign investment companies, realized capital gains tax expense and net operating loss.
For the year ended November 30, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$640,396	$(640,396)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2017 and 2016, was as follows:
	2017	2016
Ordinary income[1]	$—	$1,577,989
Long-term capital gains	$1,320,515	$19,660,599
1	For tax purposes, short term capital gain distributions are considered ordinary income distributions.
As of November 30, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$911,376
Undistributed long-term capital gains	$9,359,148
Net unrealized appreciation	$45,861,751
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to losses on investments in a passive foreign investment company, wash sales and mark-to-market of futures contracts.
At November 30, 2017, the cost of investments for federal tax purposes was $121,427,015. The net unrealized appreciation of investments for federal tax purposes was $45,854,823. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $48,718,249 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,863,426. The amounts presented are inclusive of derivative contracts.
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5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2017, the Adviser voluntarily waived $138,154 of its fee and voluntarily reimbursed $7,058 of other operating expenses.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2017, the Adviser reimbursed $4,783.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2017, distribution services fees for the Fund were as follows:
	Distribution Service Fees Incurred	Distribution Service Fees Waived
Class A Shares	$238,892	$(47,778)
Class B Shares	11,965	—
Class C Shares	121,247	—
TOTAL	$372,104	$(47,778)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2017, FSC did not retain any fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2017, FSC retained $3,474 in sales charges from the sale of Class A Shares. FSC also retained $2,642 and $177 of CDSC relating to redemptions of Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended November 30, 2017, FSSC received $4,902 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, tax reclaim recovery expenses, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.84%, 2.64%, 2.64% and 1.64% (the “Fee Limit”),
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respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2017, were as follows:
Purchases	$61,865,003
Sales	$76,097,036
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Foreign political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2017, the Fund had no outstanding loans. During the year ended November 30, 2017, the Fund did not utilize the LOC.
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9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2017, there were no outstanding loans. During the year ended November 30, 2017, the program was not utilized.
10. subsequent event
The Directors approved a Plan of Conversion for the Class B Shares pursuant to which the Class B Shares will be converted into the Fund's existing Class A Shares at the close of business on February 2, 2018. The conversion will occur on a tax-free basis. The cash value of a shareholder's investment will not change as a result of the share class conversion. No action is required by shareholders to effect the conversion.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2017, the amount of long-term capital gains designated by the Fund was $1,320,515.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL small-mid company fund:
We have audited the accompanying statement of assets and liabilities of Federated International Small-Mid Company Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Small-Mid Company Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 24, 2018
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2017	Ending Account Value 11/30/2017	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,134.00	$9.95
Class B Shares	$1,000	$1,129.40	$14.20
Class C Shares	$1,000	$1,129.50	$14.20
Institutional Shares	$1,000	$1,135.20	$8.89
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,015.74	$9.40
Class B Shares	$1,000	$1,011.73	$13.41
Class C Shares	$1,000	$1,011.73	$13.41
Institutional Shares	$1,000	$1,016.75	$8.39
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.86%
Class B Shares	2.66%
Class C Shares	2.66%
Institutional Shares	1.66%
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In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
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Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
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Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2017
Federated International Small-Mid Company Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board of Directors (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the
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Board also considered management fees charged to institutional and other clients of Federated Global Investment Management Corp. (the “Adviser”) and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent directors without management present, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
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audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk
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associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
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Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be
Annual Shareholder Report
51

enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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52

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
53

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Small-Mid Company Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U748
CUSIP 31428U730
CUSIP 31428U722
CUSIP 31428U631
G01968-01 (1/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $102,460

Fiscal year ended 2016 - $99,000

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $5,371

Fiscal year ended 2016 - $0

Fiscal year ended 2017- Audit consent fees for N-1A filings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $3,937 and $0 respectively. Fiscal year ended 2017- Audit consent fee for N-14 merger document.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $25,000

Fiscal year ended 2016 - $24,500

Fiscal year ended 2017- Service fee for tax reclaim recovery filings.

Fiscal year ended 2016- Service fee for tax reclaim recovery filings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $38,408 and $36,373 respectively. Fiscal year ended 2017- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2016- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2017 - $203,357

Fiscal year ended 2016 - $277,669

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In its required communications to the Audit Committee of the registrant’s Board, Ernst & Young LLP (“EY”), the registrant’s independent public accountant, informed the Audit Committee that EY and/ or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC issued another no-action letter to Fidelity Management & Research Company et al extending the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter (the “Letters”).

If it were to be determined that the relief available under the Letters was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated World Investment Series, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2018

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2018